Registration No. 333-37883
                                  No. 811-08439

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                         Post-Effective Amendment No. 2
                                    FORM S-6

              FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF
             SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM
                                     N-8B-2

               TRANSAMERICA OCCIDENTAL LIFE SEPARATE ACCOUNT VUL-1
                           (Exact Name of Registrant)

                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
                             1150 South Olive Street
                              Los Angeles, CA 90015
              (Address of Principal Executive Office of Depositor)

         Name and Address of Agent for Service:
         James W. Dederer, Esq.
         Executive Vice President, General Counsel
                  and Corporate Secretary
         Transamerica Occidental Life Insurance Company
         1150 South Olive Street
         Los Angeles, CA 90015



  Copies to:
  Frederick R. Bellamy, Esq.
  Sutherland, Asbill & Brennan LLP
  1275 Pennsylvania Avenue, N.W.
  Washington, D.C.  20004



     Approximate date of proposed public offering: as soon as practicable after the effective date of the Registration Statement.

     Title of securities being registered: Flexible Payment Variable Life Insurance Policies.


                           It is proposed that this filing will become effective: oimmediately upon filing pursuant to paragraph (b) oon pursuant to paragraph
                                    (b)  60  days  after   filing   pursuant  to
                                    paragraph (a)(1) x on May 1, 1999 pursuant to paragraph (a)(1)



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                      RECONCILIATION AND TIE BETWEEN ITEMS
                        IN FORM N-8B-2 AND THE PROSPECTUS

Item No. of
Form N-8B-2                                          Caption in Prospectus

1...........................................................  Cover Page
2...........................................................  Cover Page
3...........................................................  Not Applicable
4...........................................................  Distribution
5...........................................................  Description of Transamerica; The Separate Account
6...........................................................  The Separate Account
7...........................................................  Not Applicable
8...........................................................  Not Applicable
9...........................................................  Legal Proceedings
10..........................................................  Summary; Description of Transamerica, The Separate
                                                              Account, The Portfolios; The Policy; Policy
                                                              Termination and Reinstatement; Other Policy
                                                              Provisions
11..........................................................  Summary; Investment Objectives and Policies
12                                                                     Summary;
13..........................................................  Summary;   Charges and Deductions
14..........................................................  Summary; Application for a Policy
15..........................................................  Summary; Application for a Policy;
                                                              Payments; Allocation of Net Payments
16..........................................................  The Separate Account; Payments; Allocation of Net
                                                              Payments
17..........................................................  Summary; Surrender; Partial Withdrawal;
                                                              Charges and Deductions; Policy
Termination and Reinstatement
18..........................................................  The Separate Account; Payments
19..........................................................  Reports; Voting Rights
20..........................................................  Not Applicable
21..........................................................  Summary; Policy Loans; Other Policy
                                                              Provisions
22..........................................................  Other Policy Provisions
23..........................................................  Not Required
24..........................................................  Other Policy Provisions
25..........................................................  Description of Transamerica
26..........................................................  Not Applicable
27..........................................................  Description of Transamerica
28..........................................................  Directors and Principal Officers of Transamerica
29..........................................................  Description of Transamerica
30..........................................................  Not Applicable
31..........................................................  Not Applicable
32..........................................................  Not Applicable
33..........................................................  Not Applicable
34..........................................................  Not Applicable
35..........................................................  Distribution
36..........................................................  Not Applicable
37..........................................................  Not Applicable
38..........................................................  Summary; Distribution
39..........................................................  Summary; Distribution
40..........................................................  Not Applicable
41..........................................................  Description of Transamerica, Distribution
42..........................................................  Not Applicable
43..........................................................  Not Applicable
44..........................................................  Payments; Policy Value and Cash
                                                              Surrender Value
45..........................................................  Not Applicable
46..........................................................  Policy Value; Surrender;
                                                              Federal Tax Considerations
47..........................................................  Description of Transamerica
48..........................................................  Not Applicable
49..........................................................  Not Applicable
50..........................................................  The Separate Account
51..........................................................  Cover Page; Summary; Charges and
                                                              Deductions; The Policy; Policy Termination  and
Reinstatement;  Other Policy Provisions
52..........................................................  Addition, Deletion or Substitution of
                                                              Investments
53..........................................................  Federal Tax Considerations
54..........................................................  Not Applicable
55..........................................................  Not Applicable
56..........................................................  Not Applicable
57..........................................................  Not Applicable
58..........................................................  Not Applicable
59..........................................................  Not Applicable

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


                                     Part II

Undertaking To File Reports
Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

Rule 484 Undertaking
Article V, Section I, of Transamerica's Bylaws provides: Each person who was or is a party or is threatened to be made a party to or is involved, even as a witness, in any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereafter a "Proceeding"), by reason of the fact that he, or a person of whom he is the legal representative, is or was a director, officer, employee, or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another foreign or domestic corporation partnership, joint venture, trust, or other enterprise, or was a director, officer, employee, or agent of a foreign or domestic corporation that was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation, including service with respect to employee benefit plans, whether the basis of the Proceeding is alleged action in an official capacity as a director, officer, employee, or agent or in any other capacity while serving as a director, officer, employee, or agent (hereafter an "Agent"), shall be indemnified and held harmless by the corporation to the fullest extent authorized by statutory and decisional law, as the same exists or may hereafter be interpreted or amended (but, in the case of any such amendment or interpretation, only to the extent that such amendment or interpretation permits the corporation to provide broader indemnification rights than were permitted prior thereto) against all expenses, liability, and loss (including attorneys' fees, judgments, fines, ERISA excise taxes and penalties, amounts paid or to be paid in settlement, any interest, assessments, or other charges imposed thereon, and any federal, state, local, or foreign taxes imposed on any Agent as a result of the actual or deemed receipt of any payments under this Article) incurred or suffered by such person in connection with investigating, defending, being a witness in, or participating in (including on appeal), or preparing for any of the foregoing, in any Proceeding (hereafter "Expenses"); provided, however, that except as to actions to enforce indemnification rights pursuant to Section 3 of this Article, the corporation shall indemnify any Agent seeking indemnification in connection with a Proceeding (or part thereof) initiated by such person only if the Proceeding (or part thereof) was authorized by the Board of Directors of the corporation. The right to indemnification conferred in this Article shall be a contract right. (It is the Corporation's intent that these bylaws provide indemnification in excess of that expressly permitted by Section 317 of the California General Corporation Law, as authorized by the corporation's Articles of Incorporation.)

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The directors and officers of Transamerica Occidental Life Insurance Company are covered under a Directors and Officers liability program which includes direct coverage to directors and officers (Coverage A) and corporate reimbursement (Coverage B) to reimburse the Company for indemnification of its directors and officers. Such directors and officers are indemnified for loss arising from any covered claim by reason of any Wrongful Act in their capacities as directors or officers. In general, the term "loss" means any amount which the insureds are legally obligated to pay for a claim for Wrongful Acts. In general, the term "Wrongful Acts" means any breach of duty, neglect, error, misstatement, misleading statement or omission caused, committed or attempted by a director or officer while acting individually or collectively in their capacity as such, claimed against them solely by reason of their being directors and officers. The limit of liability under the program is $95,000,000 for Coverage A and $80,000,000 for Coverage B for the period 11/15/98 to 11/15/2000. Coverage B is subject to a self insured retention of $15,000,000. The primary policy under the program is with CNA Lloyds, Gulf, Chubb and Travelers.


Representations Pursuant to Section 26(e) of the Investment Company Act of 1940 Transamerica hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Transamerica.

                     CONTENTS OF THE REGISTRATION STATEMENT

This registration statement comprises the following papers and documents:

The facing sheet.
Cross-reference to items required by Form N-8B-2. The prospectus consists of ____ pages.
The undertaking to file reports.
The undertaking pursuant to Rule 484 under the Securities Act of 1933. Representations Pursuant to Section 26(e) of the Investment Company Act of 1940

The signatures.

Written consents of the following persons:

     1.    Ernst & Young LLP
     2.     Actuarial Opinion

The following exhibits:

     1.    Exhibit 1
     (Exhibits required by paragraph A of the instructions to Form N-8B-2)

           (1) Certified copy of Resolutions of the Board of Directors of the Company of December 6, 1996 establishing the Transamerica Occidental Life Separate Account
                  VUL-1. 1/

           (2)    Not Applicable.

     (3) (a) Form of Distribution Agreement between Transamerica Securities Sales Corporation and Transamerica Occidental Life Insurance Company. 1/


     (b)  Form  of  Sales  Agreement   between   Transamerica   Life  Companies,
     Transamerica Securities Sales Corporation and Broker-Dealers 1/


           (4)    Not Applicable.

           (5)    Forms of Policy and Policy riders. 1/2/

           (6)    Organizational documents of the Company, as amended. 1/

           (7)    Not Applicable.

           (8) Form of Participation Agreement between: Transamerica Occidental Life Insurance Company and:

                  (a) The Alger American Fund 2/ (b) Alliance Variable Products Series Fund, Inc.2/ (c) Janus Aspen Series 2/ (d) Morgan Stanley Universal Funds, Inc. 2/ (e) OCC Accumulation Trust 2/

     (9)  Administrative   Agreements  between   Transamerica   Occidental  Life
     Insurance Company and First Allmerica Financial Life Insurance Company 2/

           (10)   Form of Application 1/

           (11)   Issuance, Transfer and Redemption Procedures Memorandum.2/

           (12)   Financial Data Schedule. 2/ 3/

     2. Form of Policy and Policy riders are included in Exhibit 1 above.

     3.    Opinion of Counsel. 1/

     4.    Not Applicable.

     5.    Not Applicable.

     6.    Actuarial consent 2/4/

     7. Consent of Independent Accountants 2/ 3/4/5/

     8.    Powers of Attorney 1/ 3/4/

     1/ Incorporated herein by reference to the initial filing of this Registration Statement (File No. 333-37883) on October 14, 1997.

     2/ Incorporated herein by reference to the Pre-Effective Amendment No. 1 to this Registration Statement (File No. 333-37883) on December 24, 1998.

     3/ Incorporated herein by reference to the Pre-Effective Amendment No. 2 to this Registration Statement (File No. 333-37883) on January 23, 1998.

     4/ Incorporated herein by reference to the Post-Effective Amendment No. 1 to this Registration Statement (File No. 333-37883) on April 29, 1998, 1998.

                                 PROSPECTUS FOR

                  TRANSAMERICA SERIESsm TRANSAMERICA TRIBUTEsm
                        VARIABLE UNIVERSAL LIFE INSURANCE
          An Individual Flexible Payment Variable Life Insurance Policy

                                    Issued By

                 Transamerica Occidental Life Insurance Company

              Offering 17 Sub-Accounts Under Separate Account VUL-1

                                 In Addition to:

                                 A Fixed Account



                                Portfolio Options


                  Alger American Income & Growth              MFS VIT Research

                           Alliance VPF Growth & Income                Morgan Stanley Dean Witter UF Fixed Income
                           Alliance VPF Premier Growth                 Morgan Stanley Dean Witter UF High Yield
                           Dreyfus VIF Capital Appreciation            Morgan   Stanley UF International Magnum

                  Dreyfus VIF Small Cap                       OCC Accumulation Trust Managed
                           Janus Aspen Balanced                        OCC Accumulation Trust Small Cap
                           Janus Aspen Worldwide Growth                Transamerica VIF Growth Portfolio
                           MFS VIT Emerging Growth            Transamerica VIF Money Market
                           MFS VIT Growth with Income
E


Neither the SEC nor the state securities commissions have approved this investment offering or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense. The SEC's web site is http://www.sec.gov


Please read and retain this prospectus. It contains information you should know Transamerica's web site is http://transamerica.com before investing.



You bear the entire investment risk for all assets you place in the sub-accounts. Additionally, please analyze any current policies you may own before investing in this policy. It may not be to your advantage to replace existing insurance with this policy.







                                               May 1, 1999




                                                      Table of Contents

SUMMARY  4
         Investment Objectives and Policies, and Investment Advisers......................................4
DESCRIPTION OF TRANSAMERICA, THE SEPARATE ACCOUNT
         AND THE PORTFOLIOS...............................................................................4
THE POLICY................................................................................................4

         Application for a Policy.........................................................................4
         Term Life Insurance Conversions
         Free Look Period.................................................................................4
         Conversion Privilege.............................................................................4
         Payments.........................................................................................4
         Allocation of Net Payments.......................................................................4
         Transfer Privilege...............................................................................4
         Death Benefit....................................................................................4
         Level Option and Adjustable Option...............................................................4
         Change to Level or Adjustable Option.............................................................4
         Change in Face Amount............................................................................4
         Option to Accelerate Death Benefits (Living Benefits Rider) .....................................4
         Policy Value.....................................................................................4
         Maturity Benefits................................................................................4
         Payment Options..................................................................................4
         Optional Insurance Benefits......................................................................4
         Surrender........................................................................................4
         Partial Withdrawal...............................................................................4
         Paid-Up Insurance Option.........................................................................4

CHARGES AND DEDUCTIONS....................................................................................4
         Payment Expense Charge...........................................................................4
         Monthly Insurance Protection Charge..............................................................4
         Charges Against or Reflected in the Assets
              of the Separate Account.....................................................................4
         Surrender Charges................................................................................4
         Partial Withdrawal Costs.........................................................................4
         Transfer Charges.................................................................................4
         Charges for Change in Face Amount................................................................4
         Other Administrative Charges.....................................................................4
POLICY LOANS..............................................................................................4
         Preferred Loan Option............................................................................4
         Loan Interest Charged............................................................................4
         Repayment of Outstanding Loan....................................................................4
         Effect of Policy Loans...........................................................................4
POLICY TERMINATION AND REINSTATEMENT......................................................................4
         Termination......................................................................................4
         Reinstatement....................................................................................4
OTHER POLICY PROVISIONS...................................................................................4
         Policy Owner ....................................................................................4
         Beneficiary......................................................................................4
         Assignment.......................................................................................4
         Limit on the Right to Challenge Policy...........................................................4
         Suicide..........................................................................................4
         Misstatement of Age or Sex.......................................................................4
         Delay of Payments................................................................................4
FEDERAL TAX CONSIDERATIONS................................................................................4
         Transamerica Occidental Life Insurance Company and
              The Separate Account........................................................................4
         Taxation of the Policies.........................................................................4
         Policy Loans.....................................................................................4
         Interest Disallowance............................................................................4
         Modified Endowment Contracts.....................................................................4
         Distribution Under Modified Endowment Contracts..................................................4
VOTING RIGHTS.............................................................................................4
DIRECTORS AND PRINCIPAL OFFICERS OF
         TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY...................................................4
DISTRIBUTION..............................................................................................4
REPORTS  4
PERFORMANCE INFORMATION...................................................................................4
LEGAL PROCEEDINGS.........................................................................................4
ADDITIONS, DELETION OR SUBSTITUTION OF INVESTMENTS........................................................4
PREPARING FOR THE YEAR 2000...............................................................................4
FURTHER INFORMATION.......................................................................................4
MORE INFORMATION ABOUT THE FIXED ACCOUNT..................................................................4
         General Description..............................................................................4
         Fixed Account Interest...........................................................................4
         Transfers, Surrenders, Partial Withdrawals and Policy Loans......................................4

INDEPENDENT AUDITORS......................................................................................4
FINANCIAL STATEMENTS......................................................................................4
APPENDIX A - GUIDELINE MINIMUM SUM INSURED TABLE..........................................................A-1
APPENDIX B - OPTIONAL INSURANCE BENEFITS..................................................................A-2
APPENDIX C - PAYMENT OPTIONS..............................................................................A-3
APPENDIX D - ILLUSTRATIONS OF DEATH BENEFIT, Policy Values and Accumulated Payments.......................A-4
APPENDIX E - MAXIMUM SURRENDER CHARGES....................................................................A-14
APPENDIX F- SPECIAL TERMS.................................................................................A-16




Summary

This summary is intended to provide only a very brief overview of the more significant aspects of the policy. The prospectus and the policy provide further detail. The policy provides insurance protection for the named beneficiary. We do not claim that the policy is similar or comparable to a systematic investment plan of a mutual fund. The policy and its attached application are the entire agreement between you and Transamerica.

The policies are not suitable for short-term investment because of the substantial nature of the surrender charge.

What is the Policy's Objective?

The objective of the policy is to give permanent life insurance protection and help you build assets on a tax-deferred basis. Features available through the policy include:

          a net death benefit that can protect your family or beneficiaries;

          payment options that can guarantee an income for life;

          a personalized investment portfolio;

          experienced professional investment advisers; and

          tax deferral on earnings.

While the policy is in force, it will provide:

          life insurance coverage on the insured;

          policy value;

          surrender rights and partial withdrawal rights;

          loan privileges; and

          optional insurance benefits available by rider.

The policy combines features and benefits of traditional life insurance with the advantages of professional money management. Unlike the fixed benefits of ordinary life insurance, the policy value and the adjustable option death benefit will increase or decrease depending on investment results of the portfolios. Also, unlike traditional insurance policies, the policy has no fixed schedule for payments. Within limits, you may make payments of any amount and frequency. While you may establish a schedule of planned payments, the policy will not necessarily lapse if you fail to make planned payments. However, making planned payments will not guarantee that the policy will remain in force. If the guaranteed death benefit rider is in effect, however, payments of sufficient amounts, net of partial withdrawals, partial withdrawal charges and any outstanding loans, will guarantee that the policy will not lapse. See Payments on page 23 and Policy Termination and Reinstatement on page 43.

Who Are the Key Persons Under the Policy?

The policy is a contract between the policy owner and Transamerica. Each policy has a policy owner, you, an insured, you or another individual you select, and a beneficiary. As policy owner, you make payments, choose investment allocations and select the insured and beneficiary. The insured is the person covered under the policy. The beneficiary is the person who receives the net death benefit when the insured dies.

What Happens When the Insured Dies?

We will pay the net death benefit to the beneficiary when the insured dies while the policy is in effect. You may choose between two death benefit options.

Under the level death benefit option, the death benefit is:


(a) the face amount (the amount of insurance  issued adjusted for policy change;
or


(b) the guideline minimum sum insured, which constitutes the minimum death benefit required by federal tax law,

whichever is greater.

Under the adjustable death benefit option, hereinafter referred to as the adjustable option, the death benefit is either:

(a)   the sum of the face amount and policy value; or

(b)   the guideline minimum sum insured,

whichever is greater.

The net death benefit is the death benefit less:


          any outstanding loan; any due and unpaid partial withdrawals; any due and upaid partial withdrawal charges; and any monthly insurance protection charges.

However, after the final payment date, and except as provided otherwise under the guaranteed death benefit rider option, the net death benefit is 101% of the policy value less:


          any outstanding loan;

          any due and unpaid partial withdrawals; and any due and unpaid partial withdrawal charges.


The beneficiary may receive the net death benefit in a lump sum or under a payment option we offer. Under certain conditions, a portion of the net death benefit may be paid to you prior to the insured's death as provided under the option to accelerate death benefits in the living benefits rider. See Death Benefit on page 26.

Can I Examine the Policy?

Yes. You have the right to examine and cancel your policy by returning it to us or to one of our representatives, generally by the later of:

          45 days after the application for the policy is signed; or

          10 days after you receive the policy, or a longer period as required by state law for replacement policies or for other reasons. We refer to this 10-day or longer period as the state free look period.

In some states, the 45-day period noted above does not apply, and only the 10 day, or longer, provision applies.

This right to examine and cancel your policy is often referred to as the free look right.

If your policy provides for a full refund under its right to examine policy provision as required in your state, and you exercise your free look right, your refund will be the total of payments made to the policy.

If your policy does not provide for a full refund and you exercise your free look right, you will receive, with regard to your policy:

          amounts allocated to the fixed account; plus

          the current value in the separate account; plus

          all fees, charges and tax deductions which have been imposed.

After an increase in face amount, a right to examine and cancel the increase also applies. See Free Look Period on page 23.

What Are My Investment Choices?

The policy gives you an opportunity to select among a number of investment options, including sub-accounts and a fixed account. Seventeen portfolios from eight mutual funds, each fund having its own adviser, offer a wide range of investment objectives. The available sub-accounts are as follows:


         Alger American Income & Growth Alliance VPF Growth & Income Alliance VPF Premier Growth Dreyfus VIF Capital Appreciation Dreyfus VIF Small Cap Janus Aspen Balanced Janus Aspen Worldwide Growth MFS VIT Emerging Growth MFS VIT Growth with Income MFS VIT Research Morgan Stanley Dean Witter UF Fixed Income Morgan Stanley Dean Witter UF High Yield Morgan Stanley Dean Witter UF International Magnum

              OCC Accumulation Trust Managed
         OCC Accumulation Trust Small Cap     Transamerica VIF Growth Portfolio
         Transamerica VIF Money Market

This range of investment choices allows you to allocate your money among the sub-accounts to meet your investment needs. Your policy may provide for a full refund under its right to examine policy provision as required in your state. If so, after the policy is issued by us we will allocate all sub-account investments to the sub-account investing in the money market portfolio of Transamerica Variable Insurance Fund, Inc. We will maintain this allocation until the end of four calendar days plus the number of days under the state free look period. This period is usually 10 days, but longer under some circumstances. After this, we will allocate all amounts to the sub-accounts as you have chosen.

The policy also offers a fixed account, which provides a guaranteed minimum interest rate of 4% annually on amounts allocated to the fixed account. We may declare a higher rate. The fixed account is part of the general account of Transamerica. Amounts in the fixed account do not vary with the investment performance of a portfolio. See More Information About the Fixed Account on page 58.

Investment Objectives and Policies, and Investment Advisers

A summary of investment objectives of the portfolios is set forth below. Before investing, read carefully the profiles or prospectuses of the portfolios that accompany this prospectus. Statements of Additional Information for the portfolios are available on request. There is no guarantee that the investment objectives of the portfolios will be achieved. Policy value may be less than the aggregate payments made to the policy.

The boards of the portfolios have responsibility for the supervision of the affairs of the portfolios. These boards have entered into management agreements with the investment advisers. These advisers, subject to their board's review, are responsible for the daily affairs and general management of the portfolios. The advisers perform the respective administrative and management services for the portfolios, furnish to the portfolios all necessary office space, facilities and equipment, and pay the compensation, if any, of officers and board members who are affiliated with the advisers.

Each portfolio bears all expenses incurred in its operation, other than the expenses its advisers assume under the management agreement. Portfolio expenses include:

               Costs to register  and qualify the  portfolio's  shares under the
              Securities Act of 1933, hereinafter referred to as the 1993 Act.

               Other fees payable to the SEC

               Independent public accountant, legal and custodian fees

     Association membership dues, taxes, interest, insurance payments and brokerage commissions

Fees and expenses of the board members who are not affiliated with the advisers

The management fees listed below are fees specified in the applicable advisory contract before any fee waivers. The portfolio's prospectuses contain more detailed information on the portfolio's investment objectives, restrictions, risks, expenses and advisers.

The Income and Growth Portfolio of The Alger American Fund seeks, primarily, a high level of dividend income. Capital appreciation is a secondary objective of the portfolio. Except during temporary defensive periods, the portfolio attempts to invest 100%, and it is a fundamental policy of the portfolio to invest at least 65% of its total assets in dividend paying equity securities. The adviser will favor securities it believes also offer opportunities for capital appreciation. The portfolio may invest up to 35% of its total assets in money market instruments and repurchase agreements and in excess of that amount, up to 100% of its assets, during temporary defensive periods.

Adviser:  Fred Alger Management, Inc.  Management Fee:  0.625%.

The Growth and Income Portfolio of the Alliance Variable Products Series Fund, Inc. seeks reasonable current income and reasonable opportunity for appreciation through investments primarily in dividend-paying common stocks of good quality. Whenever the economic outlook is unfavorable for investment in common stock, investments in other types of securities, such as bonds, convertible bonds, preferred stock and convertible preferred stocks may be made by the portfolio. Purchases and sales of portfolio securities are made at such times and in such amounts as are deemed advisable in light of market, economic and other conditions.

Adviser:  Alliance Capital Management L.P.  Management Fee:  0.625%.


The Premier Growth Portfolio of Alliance Variable Products Series Fund, Inc. seeks growth of capital by pursuing aggressive investment policies. Since investments will be made based upon their potential for capital appreciation, current income will be incidental to the objective of capital growth. The portfolio will invest predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that, in the judgment of the adviser, are likely to achieve superior earnings growth. These equity securities will consist of common stocks, securities convertible into common stocks and rights and warrants to subscribe for or purchase common stocks. The portfolio investments in the 25 such companies most highly regarded, at any point in time by the adviser, will usually constitute approximately 70% of the portfolio's net assets. The portfolio thus differs from more typical equity mutual funds by investing most of its assets in a relatively small number of intensively researched companies. The portfolio will, under normal circumstances, invest at least 85% of the value of its total assets in the equity securities of U.S. companies.


Adviser:  Alliance Capital Management L.P.  Management Fee:  1%.

The Capital Appreciation Portfolio of the Dreyfus Variable Investment Fund is a diversified portfolio, the primary investment objective of which is to provide long-term capital growth consistent with the preservation of capital; current income is a secondary investment objective. During periods which the sub-adviser determines to be characterized by market strength, the portfolio acts aggressively to increase shareholder's capital by investing principally in common stocks of domestic and foreign issuers, common stocks with warrants attached and debt securities of foreign governments. The portfolio will seek investment opportunities generally in large capitalization companies, those with market capitalizations exceeding $500 million, which the sub-adviser believes have the potential to experience above average and predictable earnings growth.

Adviser:  The Dreyfus Corporation.  Sub-Adviser:  Fayez Sarofim & Co. Management
Fee: 0.75%.

The Small Cap Portfolio of the Dreyfus Variable Investment Fund seeks to maximize capital appreciation. It seeks to achieve its objective by investing principally in common stocks. Under normal market conditions, the portfolio will invest at least 65% of its total assets in companies with market capitalizations of less than $1.5 billion at the time of purchase which the adviser believes to be characterized by new or innovative products, services or processes which should enhance prospects for growth in future earnings.

Adviser:  The Dreyfus Corporation.  Management Fee:  0.75%.

The Balanced Portfolio of the Janus Aspen Series seeks long-term capital growth, consistent with preservation of capital and balanced by current income. It is a diversified portfolio that, under normal circumstances, pursues its objective by investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. This portfolio normally invests at least 25% of its assets in fixed-income senior securities, which include debt securities and preferred stocks.

Adviser: Janus Capital Corporation. Management Fee: 0.75% of the first $300 million plus 0.70% of the next $200 million plus 0.65% of the assets over $500 million.

The Worldwide Growth Portfolio of the Janus Aspen Series seeks long-term growth of capital in a manner consistent with the preservation of capital. It is a diversified portfolio that pursues its objective primarily through investments in common stocks of foreign and domestic issuers. The portfolio has the flexibility to invest on a worldwide basis in companies and other organizations of any size, regardless of country of organization or place of principal business activity. The portfolio normally invests in issuers from at least five different countries, including the United States. The portfolio may at times invest in fewer than five countries or even a single country.

Adviser: Janus Capital Corporation. Management Fee: 0.75% of the first $300 million plus 0.70% of the next $200 million plus 0.65% of the assets over $500 million.

The Emerging Growth Series of the MFS Variable Insurance Trust seeks to provide long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the investment objective of long-term growth of capital. The investment policy is to invest primarily, that is, at least 80% of its assets under normal circumstances, in common stocks of companies that the adviser believes are early in their life cycle but which have the potential to become major enterprises as emerging growth companies. While the portfolio will invest primarily in common stocks, the portfolio may, to a limited extent, seek appreciation in other types of securities such as fixed income securities, which may be unrated, convertible securities and warrants when relative values make such purchases appear attractive either as individual issues or as types of securities in certain economic environments. The portfolio may invest in non-convertible fixed income securities rated lower than investment grade, commonly known as junk bonds, or in comparable unrated securities, when, in the opinion of the adviser, such an investment presents a greater opportunity for appreciation with comparable risk to an investment in investment grade securities. Under normal market conditions the portfolio will invest not more than 5% of its net assets in these securities. Consistent with its investment objective and policies described above, the portfolio may also invest up to 25%, and generally expects to invest not more than 15% of its net assets in foreign securities, including emerging market securities and Brady Bonds, which are not traded on a U.S. exchange.

Adviser:  Massachusetts Financial Services Company.  Management Fee:  0.75%.

The Growth with Income Series of the MFS Variable Insurance Trust seeks reasonable current income and long-term growth of capital and income. Under normal market conditions, the portfolio will invest at least 65% of its assets in equity securities of companies that are believed to have long-term prospects for growth and income. Equity securities in which the portfolio may invest include the following: common stocks, preferred stocks and preference stock; securities such as bonds, warrants or rights that are convertible into stocks; and depository receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized markets. Consistent with its investment objective and policies described above, the portfolio may also invest up to 75%, and generally expects to invest no more than 15%, of its net assets in foreign securities, including emerging market securities and Brady Bonds, which are not traded on a U.S. exchange.

Adviser:  Massachusetts Financial Services Company.  Management Fee:  0.75%.

The Research Series of the MFS Variable Insurance Trust seeks long-term growth of capital and future income. The policy is to invest a substantial proportion of its assets in equity securities of companies believed to possess better than average prospects for long-term growth. Equity securities in which the portfolio may invest include the following: common stocks, preferred stocks, securities such as bonds, warrants or rights that are convertible into stocks and depository receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized markets. A smaller proportion of the assets may be invested in bonds, short-term obligations, preferred stocks or common stocks whose principal characteristic is income production rather than growth. Such securities may also offer opportunities for growth of capital as well as income. In the case of both growth stocks and income issues, emphasis is placed on the selection of progressive, well-managed companies. The portfolio's non-convertible debt investments, if any, may consist of investment grade securities, and, with respect to no more than 10% of the portfolio's net assets, securities in the lower rated categories or securities which the adviser believes to be a similar quality to these lower rated securities, commonly known as junk bonds. Consistent with its investment objective and policies described above, the portfolio may also invest up to 20% of its net assets in foreign securities, including emerging market securities, which are not traded on a U.S. exchange.

Adviser:  Massachusetts Financial Services Company.  Management Fee:   0.75%.


The Fixed Income Portfolio of the Morgan Stanley Dean Witter Universal Funds, Inc. seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of U.S. government and agencies securities, corporate bonds, mortgage backed securities, foreign bonds and other fixed income securities and derivatives. The portfolio's average weighted maturity will ordinarily exceed five years and will usually be between five and fifteen years.


Adviser: Miller Anderson & Sherrerd, LLP. Management Fee: 0.40% of the first $500 million plus 0.35% of the next $500 million plus 0.30% of the assets over $1 billion.


The High Yield Portfolio of the Morgan Stanley Dean Witter Universal Funds, Inc. seeks above-average total return over a market cycle of three to five years by investing primarily in high yield securities of U. S. and foreign issuers, including corporate bonds and other fixed income securities and derivatives. High yield securities are rated below investment grade and are commonly referred to as junk bonds. The portfolio's average weighted maturity will ordinarily exceed five years and will usually be between five and fifteen years.


Adviser: Miller Anderson & Sherrerd, LLP. Management Fee: 0.50% of the first $500 million plus 0.45% of the next $500 million plus 0.40% of the assets over $1 billion.


The International Magnum Portfolio of the Morgan Stanley Dean Witter Universal Funds, Inc. seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers domiciled in EAFE countries. The countries in which the portfolio will invest are those comprising the Morgan Stanley Dean Witter Capital International EAFE Index, which includes Australia, Japan, New Zealand, most nations located in Western Europe and certain developed countries in Asia, such as Hong Kong and Singapore collectively the EAFE countries. The portfolio may invest up to 5% of its total assets in securities of issuers domiciled in non-EAFE countries. Under normal circumstances, at least 65% of the total assets of the portfolio will be invested in equity securities of issuers in at least three different EAFE countries.

Adviser: Morgan Stanley Dean Witter Asset Management Inc. Management Fee: 0.80% of the first $500 million plus 0.75% of the next
$500 million plus 0.70% of the assets over $1 billion.


The Managed Portfolio of the OCC Accumulation Trust seeks growth of capital over time through investment in a portfolio consisting of common stocks, bonds and cash equivalents, the percentages of which will vary based on the adviser's assessments of the relative outlook for such investments. Debt securities are expected to be predominantly investment grade intermediate to long term U.S. Government and corporate debt, although the portfolio will also invest in high quality short term money market and cash equivalent securities and may invest almost all of its assets in such securities when the adviser deems it advisable in order to preserve capital. In addition, the portfolio may also purchase foreign securities provided that they are listed on a domestic or foreign securities exchange or are represented by American depository receipts listed on a domestic securities exchange or traded in domestic or foreign over-the-counter markets.

Adviser: OpCap Advisors. Management Fee: 0.80% of the first $400 million plus 0.75% of the next $400 million plus 0.70% of the assets over $800 million.

The Small Cap Portfolio of the OCC Accumulation Trust seeks capital appreciation through investments in a diversified portfolio consisting primarily of equity securities of companies with market capitalizations of under $1 billion. Under normal circumstances at least 65% of the portfolio's assets will be invested in equity securities. The majority of securities purchased by the portfolio will be traded on the New York Stock Exchange, the American Stock Exchange or in the over-the-counter market, and will also include options, warrants, bonds, notes and debentures which are convertible into or exchangeable for, or which grant a right to purchase or sell, such securities. In addition, the portfolio may also purchase foreign securities provided that they are listed on a domestic or foreign securities exchange or are represented by American depository receipts listed on a domestic securities exchange or traded in domestic or foreign over-the-counter markets.

Adviser: OpCap Advisors. Management Fee: 0.80% of the first $400 million plus 0.75% of the next $400 million plus 0.70% of assets over $800 million.

The Growth Portfolio of the Transamerica Variable Insurance Fund, Inc. seeks long-term capital growth. Common stock, listed and unlisted, is the basic form of investment. The Growth Portfolio invests primarily in common stocks of growth companies that are considered by the sub-adviser to be premier companies. In the sub-adviser's view, characteristics of premier companies include one or more of the following: dominant market share; leading brand recognition; proprietary products or technology; low-cost production capability; and excellent management with shareholder orientation. The sub-adviser of the portfolio believes in long-term investing and places great emphasis on the sustainability of the above competitive advantages. Unless market conditions indicate otherwise, the sub-adviser also tries to keep the portfolio fully invested in equity-type securities and does not try to time stock market movements. When in the judgment of the sub-adviser market conditions warrant, the portfolio may, for temporary defensive purposes, hold part or all of its assets in cash, debt or money market instruments. The portfolio may invest up to 10% of its assets in debt securities having a call on common stocks that are rated below investment grade.

Adviser:   Transamerica   Occidental   Life  Insurance   Company.   Sub-Adviser:
Transamerica Investment Services, Inc. Management Fee: 0.75%.

The Money Market Portfolio of the Transamerica Variable Insurance Fund, Inc. seeks to maximize current income from money market securities consistent with liquidity and the preservation of principal. The portfolio invests primarily in high quality U. S. dollar-denominated money market instruments with remaining maturities of 13 months or less, including: obligations issued or guaranteed by the U. S. and foreign governments and their agencies and instrumentalities; obligations of U. S. and foreign banks, or their foreign branches, and U. S. savings banks; short-term corporate obligations, including commercial paper, notes and bonds; other short-term debt obligations with remaining maturities of 397 days or less; and repurchase agreements involving any of the securities mentioned above. The portfolio may also purchase other marketable, non-convertible corporate debt securities of U. S. issuers. These investments include bonds, debentures, floating rate obligations, and issues with optional maturities.

Adviser:   Transamerica   Occidental   Life  Insurance   Company.   Sub-Adviser:
Transamerica Investment Services, Inc. Management Fee: 0.35%.

If there is a material change in the investment policy of a portfolio, we will notify you of the change. If you have policy value allocated to that portfolio, you may without charge reallocate the policy value to another portfolio or to the fixed account. For you to exercise your rights, we must receive your written request within sixty (60) days of the later of the:

               Effective date of the change in the investment policy, or Receipt of the notice of your right to transfer

Portfolios Not Publicly Available
The portfolios are open-end management investment companies or portfolios of series, open-end management companies registered with the SEC under the 1940 Act that are often referred to as mutual funds. This SEC registration does not involve SEC supervision of the investments or investment policies of the portfolios. Shares of the portfolios are not offered to the public but solely to the insurance company separate accounts and other qualified purchasers as limited by federal tax laws. These portfolios are not the same as mutual funds that may have very similar names that are sold directly to the public. The assets of each portfolio are held separate from the assets of the other portfolios. Each portfolio operates as a separate investment vehicle. The income or losses of one portfolio have no effect on the investment performance of another portfolio. The sub-accounts reinvest dividends and/or capital gains distributions received from a portfolio in more shares of that portfolio as retained assets.

Can I Make Transfers Among the Sub-Accounts and the Fixed Account?

Yes. You may make transfers among the sub-accounts and the fixed account, subject to our consent and current rules. Under current tax law, you will incur no current taxes on transfers while your money is in the policy. A transfer charge may apply to certain transfers. See Transfer Privilege on page 25.

How Much Can I Invest and How Often?

The number and frequency of your payments are flexible, within limits. See Payments on page 23.

What If I Need My Money?

You may borrow up to the loan value of your policy. You may also make partial withdrawals, and you may surrender the policy for its surrender value. There are two types of loans which may be available to you:

          A preferred loan option is available after the tenth policy year and, after that date, will apply to any outstanding loans and new loan requests unless you revoke the preferred loan option in writing. The guaranteed annual interest rate credited to the portion of the policy value securing a preferred loan will be not less than 7.5%.

          A non-preferred loan option is always available to you. The guaranteed annual interest rate credited to the portion of the policy value securing a non-preferred loan will be not less than 6.0%. The current annual interest rate credited is 7.2%.
         We may change the interest rate credited at any time in our sole discretion.

For policies issued subject to the jurisdiction of the Virgin Islands, the guaranteed annual interest rate credited on a preferred loan is 5.5%; the guaranteed annual interest rate credited on a non-preferred loan is 4.0%; and the current annual interest rate credited on a non-preferred loan is 5.2%.

We will allocate policy loans among the sub-accounts and the fixed account according to your instructions. If you do not make an allocation, we will make a pro rata allocation among the sub-accounts and the fixed account. We will transfer the policy value in each sub-account equal to the policy loan to the fixed account.

You may surrender your policy and receive its surrender value. After the first policy year, you may make partial withdrawals of $500 or more from the policy value, provided you have not exercised the paid-up insurance option, subject to partial withdrawal costs. Under the Level Option, the face amount and policy value will be reduced by each partial withdrawal and the policy value will be further reduced by the partial withdrawal costs. Under the adjustable option, the policy value will be reduced by the amount of the partial withdrawal and the partial withdrawal costs. We will not allow a partial withdrawal if it would reduce the face amount below $50,000. A surrender or partial withdrawal may have tax consequences. Can I Make Future Changes Under My Policy?

Yes. There are several changes you can make after receiving your policy, within limits. You may: Cancel your policy under its right to examine and cancel provision

          Transfer your ownership to someone else

          Change the beneficiary

          Change the allocation of payments

          Make transfers of policy value among the fixed account and the sub-accounts, with no tax consequences under current law

          Adjust the death benefit by increasing or decreasing the face amount

     Change your choice of death benefit options between the level option and adjustable option

          Add or remove optional insurance benefits provided by rider

Can I Convert My Policy Into A Non-Variable Policy?

Yes. You can convert your policy without charge during the first 24 months after the date of issue or after an increase in face amount. On conversion, we will transfer the policy value in the sub-accounts to the fixed account. We will allocate all future payments to the fixed account, unless you instruct us otherwise.

What Charges Will I Incur Under My Policy?

The following charges will apply to your policy under the circumstances described. Some of these charges apply throughout the policy's duration. Other charges apply only if you choose options under the policy. See Charges and Deductions on page 35.

          Charges deducted from payments:


         Payment Expense Charge - From each payment, we will deduct a payment expense charge, currently equal to 4.0% of the payment. The payment expense charge is deducted for state and local premium taxes, federal income tax treatment of deferred acquisition costs, and a portion of policy sales and administrative expenses.

          We deduct the following monthly charge from policy value:

         Monthly Insurance Protection Charge - This charge is the cost of insurance, including optional insurance benefits provided by rider.

          The following expenses are charged against or reflected in the separate account:

         Administration Charge - We deduct this charge during the first 20 policy years only. It is a daily charge at a rate equivalent to an annual rate of 0.15% of the daily net asset value of each sub-account. This charge is eliminated after the twentieth policy year. We currently waive this charge, subject to state law after the tenth policy year, but we reserve the right to implement this charge after the tenth policy year.

         Mortality and Expense Risk Charge - We impose a daily charge at a current rate equivalent to an annual rate of 0.65% of the daily net asset value of each sub-account. We may increase this charge, subject to state and federal law, to a daily rate equivalent to a rate no greater than 0.80% annually.

         Portfolio Expenses -The portfolios incur investment advisory fees and other expenses, which are reflected in the sub-accounts of the separate account. The levels of fees and expenses vary among the portfolios. They are described in the section entitled What are the Fees and Expenses of the Portfolios? on page 15.

          Charges designed to reimburse us for policy administrative costs apply under the following circumstances:

         Charge for Change in Face Amount - For each increase or decrease in face amount you request, we deduct a charge of $40 from policy value. In some jurisdictions, no charge is imposed for increases in face amount.

         Transfer Charge - The first 12 transfers of policy value in a policy year are free. A current transfer charge of $10, never to exceed $25, applies for each additional transfer in the same policy year.

         Other Administrative Charges - We reserve the right to charge for other administrative costs we incur. While there are no current charges for these costs, we may impose a charge, guaranteed never to exceed $25 per occurrence, for:

                   Changing net payment allocation instructions

     Changing the allocation of monthly insurance protection charges among the various sub-accounts

                   Providing more than one projection of values during a policy year in addition to your annual statement

               The charges below apply only if you surrender your policy or make partial withdrawals:

         Surrender Charges - The charges only apply if, during the time the charges are in effect, you request a full surrender of your policy or a decrease in face amount. The surrender charges are intended to help compensate us for certain administrative expenses and certain distribution expenses.

         The surrender charges are computed on the date of issue for the initial face amount and apply for ten years from the date of issue. New surrender charges are computed for any increase in face amount. The surrender charges for a face amount increase apply for ten years from the date the increase is effective, and those surrender charges only apply to the face amount increase.

         The amount of the surrender charges is equal to a rate per $1,000 of face amount. The rate varies by age and sex of the insured, as well as the policy duration, or duration since the increase in face amount. Surrender charge rates decrease each policy year on the policy anniversary for the initial face amount and on each twelve-month anniversary of the effective date of a face amount increase for the charges associated with the increase.

         Partial Withdrawal Costs - We deduct the following from the policy value for partial withdrawals:

                   A  transaction  fee of 2.0% of the amount  withdrawn,  not to exceed $25, for each partial withdrawal for processing costs

                   A partial withdrawal charge of 5.0% of the amount withdrawn which exceeds the Free 10% Withdrawal, described below

         The partial withdrawal charge does not apply to:

                   That part of a withdrawal equal to 10% of the policy value in a policy year less prior free withdrawals made in the same policy year Free 10% Withdrawal

                   Withdrawals when no surrender charges apply

         We reduce the policy's outstanding surrender charges, if any, by partial withdrawal charges that we previously deducted.

What Are the Expenses and Fees of the Portfolios?

In addition to the charges described above, certain management fees and other expenses are deducted from the assets of the underlying portfolios. The levels of fees and expenses vary among the portfolios. The following table shows the management fees and other expenses and total portfolio annual expenses of the portfolios for 1998. For more information concerning these fees and expenses, see the prospectuses of the portfolios.

                               Portfolio Expenses
                              (as a percentage of assets after fee waiver and/or expense reimbursement)(1)
                                                                                             Total
                                                                                           Portfolio
                                                       Management           Other           Annual

                    Portfolio                              Fees (2)       Expenses         Expenses
Alger American Income & Growth                             0.63%             0.11%           0.74%
Alliance VPF Growth & Income                               0.63%             0.09%           0.72%
Alliance VPF Premier Growth                                1.00%             0.10%           1.10%
Dreyfus VIF Capital Appreciation                           0.75%             0.05%           0.80%
Dreyfus VIF Small Cap                                      0.75%             0.03%           0.78%
Janus Aspen Balanced                                       0.77%             0.06%           0.83%
Janus Aspen Worldwide Growth                               0.66%             0.08%           0.74%
MFS VIT Emerging Growth                                    0.75%             0.12%           0.87%
MFS VIT Growth with Income                                 0.75%             0.25%           1.00%
MFS VIT Research                                           0.75%             0.13%           0.88%
Morgan Stanley Dean Witter UF Fixed Income                 0.00%             0.70%           0.70%
Morgan Stanley Dean Witter UF High Yield                   0.00%             0.80%           0.80%
Morgan Stanley Dean Witter UF International Magnum         0.00%             1.15%           1.15%
OCC Accumulation Trust Managed                             0.80%             0.07%           0.87%
OCC Accumulation Trust Small Cap                           0.80%             0.17%           0.97%
Transamerica VIF Growth                                    0.62%             0.23%           0.85%
Transamerica VIF Money Market                              0.35%             0.25%           0.60%


Transamerica may receive payments from some or all of the portfolios or their advisers in varying amounts that may be based on the amount of assets allocated to the portfolios. The payments are for administrative or distribution services.

Expense information regarding the portfolios has been provided by the portfolios. Transamerica has no reason to doubt the accuracy of that information, but Transamerica has not verified those figures. These figures are for the year ended December 31, 1997, except for the Transamerica VIF Money Market Portfolio which are estimates for the year 1998, its first year of operation. Actual expenses in future years may be higher or lower than these figures.



Notes to Fee Table:

(1) From time to time, the portfolio's investment advisers, each in his or her own discretion, may voluntarily waive all or part of their fees and/or voluntarily assume certain portfolio expenses. The expenses shown in the Portfolio Expenses table are the expenses paid for 1998. The expenses shown in the table reflect a portfolio's adviser's waivers of fees or reimbursement of expenses, if applicable, except for Alliance VPF Premier Growth. It is anticipated that such waivers or reimbursements will continue for calendar year 1999. Without such waivers or reimbursements, the annual expenses for 1998 for certain portfolios would have been, as a percentage of assets, as follows:


                                                                                         Total Portfolio
                                                    Management Fee        Other               Annual

Portfolio                                                               Expenses             Expenses
Janus Aspen Worldwide Growth                             0.72             0.09                 0.81
MFS VIT Growth with Income                               0.75             0.35                 1.10
Morgan Stanley Dean Witter UF Fixed Income               0.40             1.31                 1.71
Morgan Stanley Dean Witter UF High Yield                 0.80             0.88                 1.68
Morgan  Stanley  Dean  Witter  UF   International        0.80             1.98                 2.78
Magnum
Transamerica VIF Growth                                  0.75             0.23                 0.98


         Without expense reimbursements, the management fee, other expenses and total portfolio expenses for the first year of operation for the Transamerica VIF Money Market Portfolio are expected to be 0.35%, 0.45% and 0.80% respectively. There were no fee waivers or expense reimbursements during 1998 for the Alger American Income and Growth Portfolio, Alliance VPF Growth & Income, Dreyfus VIF Capital Appreciation Portfolio, Dreyfus VIF Small Cap Portfolio, Janus Aspen Balanced Portfolio, MFS VIT Emerging Growth Portfolio, MFS VIT Research Portfolio, OCC Accumulation Trust Managed Portfolio or OCC Accumulation Trust Small Cap Portfolio.

1) The management fee of certain of the portfolios includes breakpoints at designated asset levels. Further information on these breakpoints is provided under Investment Objectives and Policies, and Investment Advisers, on page 6 and in the prospectuses for the portfolios.

What are the Lapse and Reinstatement Provisions of My Policy?

The policy will not lapse if you fail to make payments unless the surrender value is insufficient to cover the next monthly insurance protection charge and loan interest accrued. Additionally, if the outstanding loan exceeds policy value less surrender charges, the outstanding loan will be in default.

In either situation there is a 62-day grace period during which you must pay premium sufficient to keep the Policy in force.

If you make payments at least equal to minimum monthly payments, we guarantee that your policy will not lapse before the 49th monthly processing date from date of issue or increase in face amount, within limits. Under the guaranteed death benefit rider, if you make payments of a sufficient amount, net of partial withdrawals, partial withdrawal charges and any outstanding loans, we guarantee that your policy will not lapse. In order to maintain this guarantee, on each policy anniversary through the final payment date:

      the total of your payments, net of partial withdrawals, partial withdrawal charges; and, any outstanding loans,

 must at least equal:

       the guaranteed death benefit premium times

       the number of policy years since the policy was issued, adjusted for policy changes, if any.
  The guaranteed death benefit premiums are currently 90% of the guideline level premium if you elected the level death benefit option or 75% of the guideline level premium if you elected the adjustable death benefit Option. Certain other conditions may apply and once terminated this rider may not be reinstated. The guaranteed death benefit rider will not prevent an outstanding loan from going into default, if the outstanding loan exceeds the policy value less surrender charges. In that case, your policy will terminate without value unless you pay the required premium within the 62-day grace period. See Policy Termination and Reinstatement on page 43.

You may reinstate your policy within three years, subject to state law, after the date of default, within limits.

Can I Elect Paid-Up Insurance with No Further Premiums Due?

Yes. The policy provides a paid-up insurance option. If this option is elected, we will provide paid-up insurance coverage, usually having a reduced face amount, for the life of the insured with no more premiums being due under the policy. If you elect this option, policy owner rights and benefits will be limited. See Paid Up Insurance Option on page 34.

How Is My Policy Taxed?


The policy is given federal income tax treatment similar to a conventional fixed benefit life insurance policy. On a withdrawal of policy value, policy owners currently are taxed only on the amount of the withdrawal that exceeds total payments. However, during the first 15 policy years an income-out first rule applies to certain distributions required under Section 7702 of the Internal Revenue Code because of a reduction of benefits under the policy.


The net death benefit under the policy is excludable from the gross income of the beneficiary. However, in some circumstances federal estate tax may apply to the net death benefit or the policy value.


A policy may be considered a modified endowment contract. This may occur if the total payments during the first seven years of the policy exceed the total net level payments payable if the policy had provided certain paid-up future benefits after seven level annual payments. If the policy is considered a modified endowment contract, all distributions during the insured's lifetime, including policy loans, partial withdrawals, surrenders, pledges and assignments, will be taxed on an income-out first basis. Also, a 10% penalty tax may be imposed on that part of a distribution that is includible in income. See Federal Tax Considerations - Modified Endowment Contracts on page 47.

                          Description of Transamerica,
                              The Separate Account
                                       And
                                 The Portfolios

Transamerica Occidental Life Insurance Company - Transamerica Occidental Life Insurance Company, hereinafter referred to as Transamerica, is a stock life insurance company incorporated under the laws of the State of California in 1906. Transamerica is principally engaged in the sale of life insurance and annuity policies. Transamerica is a wholly-owned subsidiary of Transamerica Insurance Corporation of California, which in turn is a direct subsidiary of Transamerica Corporation. The home office of Transamerica is 1150 South Olive Street, Los Angeles, California 90015.

The Separate Account - Transamerica Occidental Life Separate Account VUL-1, designated as the separate account, was established by us as a separate account under the laws of the State of California, pursuant to resolutions adopted by our Board of Directors on June 11, 1996. The separate account is registered with the Securities Exchange Commission, or SEC, under the Investment Company Act of 1940, or 1940 Act, as a unit investment trust. It meets the definition of a separate account under the federal securities laws. However, the Commission does not supervise the management of the investment practices or policies of the separate account.

The assets used to fund the variable part of the policies are set aside in the separate account. The assets of the separate account are owned by Transamerica, but they are held separately from our other assets. Section 10506 of the California Insurance Code provides that the assets of a separate account are not chargeable with liabilities arising out of any other business operation of the insurance company, except to the extent provided in the policies. Income, gains and losses incurred on the assets in the separate account, whether or not realized, are credited to or charged against the separate account without regard to our other income, gains or losses. Therefore, the investment performance of the separate account is entirely independent of the investment performance of our general account assets or any other separate account maintained by us.

The  separate  account  currently  has  seventeen   sub-accounts  available  for
investment, each of which invests solely in a specific corresponding mutual fund portfolio. Changes to the sub-accounts may be made at our discretion.

The Portfolios - The portfolios are open-end management investment companies or portfolios of series, open-end management companies registered with the SEC under the 1940 Act and are usually referred to as mutual funds. This SEC registration does not involve SEC supervision of the investments or investment policies of the portfolios.

Shares of the portfolios are not offered to the public but solely to the insurance company separate accounts and other qualified purchasers as limited by federal tax laws. The assets of each portfolio are held separate from the assets of the other portfolios. Each portfolio operates as a separate investment vehicle. The income or losses of one portfolio have no effect on the investment performance of another portfolio. The sub-accounts reinvest dividends and/or capital gains distributions received from a portfolio in more shares of that portfolio as retained assets.

                           The Sub-Accounts Available
                               Under the Policies
                       Invest in the Following Portfolios:

                         The Income and Growth Portfolio
                                       of
                             The Alger American Fund


                         The Growth and Income Portfolio
                                       and
                          The Premier Growth Portfolio
                                       of
                The Alliance Variable Products Series Fund, Inc.


                       The Capital Appreciation Portfolio
                                       and
                             The Small Cap Portfolio
                                       of
                      The Dreyfus Variable Investment Fund


                             The Balanced Portfolio
                                       and
                         The Worldwide Growth Portfolio
                                       of
                             The Janus Aspen Series


                           The Emerging Growth Series,
                          The Growth with Income Series
                                       and
                               The Research Series
                                       of
                        The MFS Variable Insurance Trust


                           The Fixed Income Portfolio,
                            The High Yield Portfolio
                                       and
                       The International Magnum Portfolio
                                       of

              The Morgan Stanley Dean Witter Universal Funds, Inc.



                              The Managed Portfolio
                                       and
                             The Small Cap Portfolio
                                       of
                           The OCC Accumulation Trust

                              The Growth Portfolio
                                       and
                           The Money Market Portfolio
                                       of
                 The Transamerica Variable Insurance Fund, Inc.

The Policy

Application For a Policy - We offer policies to proposed insureds 80 years old and younger. In some jurisdictions, however, the policy is not available to proposed insureds less than 18 years old. After receiving a completed application from a prospective policy owner, we will begin underwriting to decide the insurability of the proposed insured. We may require medical examinations and other information before deciding insurability. We issue a policy only after underwriting has been completed. We may reject an application that does not meet our underwriting guidelines.

If a prospective policy owner makes an initial payment of at least one minimum monthly payment, we will issue a conditional receipt which provides fixed conditional insurance, but not until after all its conditions are met. Included in these conditions are the completion of both parts of the application, completion of all underwriting requirements, and the proposed insured must be insurable under Transamerica's rules for insurance under the policy, in the amount, and in the underwriting class applied for in the application. After all conditions are met, the amount of fixed conditional insurance provided by the conditional receipt will be the amount applied for, up to a maximum of $250,000 for persons age 16 to 65 and insurable in a standard underwriting class, and up to $100,000 for all other ages and underwriting classes.

If you make payments before the date of issuance, we will allocate the payments initially to the fixed account within two business days of receipt of the payments at our Variable Life Service Center. If the policy is not issued, we will return to you the amount of your payments.

If your application is approved and the policy is issued, we will allocate your policy value within two days of the date we approve your application according to your allocation instructions. However, if your policy provides for a full refund of payments under its right to examine policy provision as required in your state, we will initially allocate your sub-account investments to the sub-account investing in the money market portfolio. We will also transfer interest earned in the fixed account allocable to the portion of your payment designated by you for the separate account. This allocation to the money market sub-account will be effective for four calendar days plus the state free look period. After this, we will allocate all amounts to the sub-accounts according to your investment choices.


Term Life Insurance Conversions- Owners of term life insurance policies issued by us may convert their term insurance coverage to coverage under a policy without providing new evidence of insurability, within limits. Conversions are subject to the provisions of any conversion option attached to the term life insurance policy or to any change of plan option attached to certain term-like insurance policies. Generally, a conversion permits an owner of a term life insurance policy to replace the term life insurance coverage with an equal amount of life insurance coverage issued under a Transamerica Tributesm policy. This is done under a policy issued on the same insured at the same underwriting class, if available under the policy, as on the term policy, without providing new evidence of insurability. Requests for a change in underwriting class or other changes generally will require new evidence of insurability, however.



Free Look Period - The policy provides for a free look period. You have the right to examine and cancel your policy by returning it to us or to one of our representatives by the later of:

               45 days after the application for the policy is signed, or

               10 days  after you  receive  the  policy,  or a longer  period as required by state law for replacement policies or for other reasons. We refer to this 10 day or longer time period as the state free look period.

In some states, the 45 day period noted above does not apply, and only the 10 day or longer provision applies.

If your policy provides for a full refund under its right to examine policy provision as required in your state, your refund will be the total payments made to the policy.

If your policy does not provide for a full refund, you will receive:

               Amounts allocated to the fixed account plus

               The policy value in the separate account plus

               All fees, charges and tax deductions which have been imposed.

We may delay a refund of any payment made by check until the check has cleared your bank.

After an increase in face amount as a result of your written request, we will mail or deliver a notice of a free look period for the increase. You will have the right to cancel the increase by the later of:

               45 days after the application for the increase is signed; or

               10 days after you receive the new policy specification pages issued for the increase.

On canceling the increase, you will receive a credit to your policy value of charges deducted for the increase. We will refund to you the amount to be credited if you request. We will waive any surrender charge computed for the increase.

Conversion Privilege - Within 24 months of the date of issue or of the effective date of an increase in face amount, you can convert your policy into a non-variable policy by transferring the value in the sub-accounts to the fixed account. The conversion will take effect at the end of the valuation period in which we receive, at our Variable Life Service Center, notice of the conversion satisfactory to us. There is no charge for this conversion.

We will allocate all future payments to the fixed account, unless you instruct us otherwise.

Payments - Payments are payable to Transamerica Occidental Life Insurance Company. Payments may be made by mail to our Variable Life Service Center or through our authorized representative. All net payments after the initial payment are credited to the separate account or fixed account on the valuation date of receipt at the Variable Life Service Center. You may establish a schedule of planned payments. If you do, we will bill you at regular intervals. Making planned payments will not guarantee that the policy will remain in force. The policy will not necessarily lapse if you fail to make planned payments. You may make unscheduled payments before the final payment date or skip planned payments.

You may choose a monthly automatic payment method of making payments. Under this method, each month we will deduct payments from your checking account and apply them to your policy. The minimum payment allowed under this method is $50.

The policy does not limit payments as to frequency and number. However, no payment may be less than $100 without our consent. Payments must be sufficient to provide a positive surrender value at the end of each policy month or the policy may lapse. During the first 48 policy months following the date of issue or the effective date of an increase in face amount, a guarantee may apply to prevent the policy from lapsing. The guarantee will apply during this period if we receive payments from you that, when reduced by outstanding loans, partial withdrawals and partial withdrawal charges, equal or exceed the required minimum monthly payments. The required minimum monthly payments are based on the number of months the policy, increase in face amount or policy change that causes a change in the minimum monthly payment has been in force. Making monthly payments equal to the minimum monthly payments does not guarantee that the policy will remain in force, except as stated in this paragraph.

Under the guaranteed  death benefit rider,  if you make payments of a sufficient
amount,  net  of  partial  withdrawals,   partial  withdrawal  charges  and  any
outstanding loans, we guarantee that your policy will not lapse.


 In order to maintain this guarantee, on each policy anniversary through the final payment date, the total of your payments received by us, net of net of partial withdrawals,
      partial withdrawal charges, and

 and any outstanding loans,

must at least equal the guaranteed death benefit premium times the number of policy years since the policy was issued.

The guaranteed death benefit premiums are currently:

          90% of the guideline level premium if you elected the level option; or

            75% of the guideline level premium if you elected the adjustable option.

 A policy change may affect the amount of payments necessary to keep the rider in force. Certain other conditions may apply, and once terminated this rider may not be reinstated.

Total payments may not exceed the current maximum payment limits under federal tax law. These limits will change with:

           a change in face amount,

           the addition or deletion of a rider; or

           a change between the level option and adjustable option.

 Where total payments would exceed the current maximum payment limits, we will only accept that part of a payment that will make total payments equal the maximum. Any part of the payments greater than that amount will first be applied as a loan repayment, if you have an outstanding loan, and any remainder will be returned to you. We will refund to you any excess amount, including interest, not later than 60 days after the end of the policy year in which the excess payment occurred.

 However, we will accept a payment needed to prevent policy lapse during a policy year. The amount refundable will not exceed the surrender value of the policy. If the entire surrender value is refunded, we will treat the transaction as a full surrender of your policy.


Allocation of Net Payments - The net payment equals the payment made less the payment expense charge. In the application for your policy, you decide the initial allocation of the net payment among the fixed account and the sub-accounts. You may allocate net payments to one or more of the sub-accounts, but may not have policy value in more than seventeen sub-accounts, plus the fixed account, at once. The minimum amount that you may allocate to a sub-account is 1.0% of the net payment. Allocation percentages must be in whole numbers (for example, 331/3% may not be chosen) and the combined percentages must total 100%.


You may change the allocation of future net payments by written request or telephone request. You have the privilege to make telephone requests, unless you elected not to have the privilege on the application. The policy of Transamerica and its representatives and affiliates is that they will not be responsible for losses resulting from acting on telephone requests reasonably believed to be genuine. We will use reasonable methods to confirm that instructions communicated by telephone are genuine; otherwise, Transamerica may be liable for any losses from unauthorized or fraudulent instructions. We require that callers on behalf of a policy owner identify themselves by name and identify the policy owner by name, date of birth and social security number. All telephone requests are tape recorded. An allocation change will take effect on the date of receipt of the notice at the Variable Life Service Center. No charge is currently imposed for changing payment allocation instructions. We reserve the right to impose a charge in the future, but guarantee that the charge will not exceed $25.

The policy value of each sub-account will vary with the investment experience of the portfolio in which the sub-account invests. You bear this investment risk. Investment performance may also affect the death benefit. Review your allocations of payments and policy value as market conditions and your financial planning needs change.

Transfer Privilege - Subject to our then current rules, you may transfer amounts among the sub-accounts or between one or more sub-accounts and the fixed account. You may not transfer that portion of the policy value held in the fixed account that secures a policy loan.

The transfer privilege is subject to our consent. We reserve the right to impose limits on transfers including, but not limited to, the:

          Minimum amount that may be transferred;

Minimum amount that may remain in a sub-account following a transfer from that sub-account;

          Minimum period between transfers involving the fixed account; or

          Maximum amounts that may be transferred from the fixed account

Transfers involving the fixed account are currently permitted only if:

     There has been at least a 90 day period since the last transfer from the fixed account, and

          The amount transferred from the fixed account in each transfer does not exceed the lesser of $100,000 or 25% of the policy value.

These rules are subject to change by us.

We will make transfers at your written request or telephone request, as described in THE POLICY - Allocation of Net Payments. Transfers are effected at the value next computed after receipt of the transfer order, except for automatic transfers.

You may apply for automatic transfers under either the dollar cost averaging, or DCA option, or the automatic account rebalancing, or AAR option, by submitting your written request to our Variable Life Service Center. Transfers under either DCA or AAR are generally effective on the 15th day of each scheduled month. If your written request is received by us prior to the 15th of the month, your option may begin as early as the 15th of the month in which we receive your request. Otherwise, your option may begin as early as the 15th of the following month. You may cancel your election of an option by written request at any time with regard to future transfers. The DCA option and the AAR option may not be effective at the same time on your policy. If you elect one option and, at a later date, submit written request for the other option, your new written request will be honored, and the previously elected option will be automatically terminated.

Dollar Cost Averaging- This option allows you to systematically transfer a set dollar amount from the money market sub-account on a monthly, quarterly, or semi-annual basis to one or more other sub-accounts. The minimum amount of each DCA transfer from the money market sub-account is $100, and you may not have value in more than seventeen sub-accounts, including the money market sub-account, at any time. The dollar cost averaging option is designed to reduce the risk of your purchasing units only when the price of the units is high, but you should carefully consider your financial ability to continue the option over a long enough period of time to purchase units when their value is low as well as when it is high. The DCA option does not assure a profit or protect against a loss. The DCA option will terminate automatically when the value of your money market sub-account is depleted.

There is no additional charge for electing the DCA option. Transfers to the fixed account are not permitted under the DCA option. We reserve the right to terminate the DCA option at any time and for any reason.

Automatic Account Rebalancing- Once your net payments and requested transfers have been allocated among your sub-account choices, the performance of each sub-account may cause your allocation to shift such that the relative value of one or more sub-accounts is no longer consistent with your overall objectives. Under the automatic account rebalancing option, the balances in your selected sub-accounts can be restored to the allocation percentages you elect on your written request by transferring values among the sub-accounts. You may not have value in more than seventeen sub-accounts at any time. The minimum percentage allocation without our consent is 5% for each selected sub-account. Percentage allocations must be in whole numbers. The AAR option is available on a quarterly, semi-annual or annual basis. The minimum total amount of the transfers under the AAR option is $100 per scheduled date. If the total transfer amount is less than $100, no transfer will occur on that scheduled date. The AAR option does not guarantee a profit or protect against a loss.

There is no additional charge for electing the AAR option. Transfers to the fixed account are not permitted under the AAR option. We reserve the right to terminate the AAR option at any time and for any reason.

The first 12 transfers in a policy year are free. After that, we will deduct a $10 transfer charge from amounts transferred in that policy year. We reserve the right to increase the charge, but we guarantee the charge will never exceed $25.

The first automatic transfer for the elected option counts as one transfer toward the 12 free transfers allowed in each policy year. Each subsequent automatic transfer for the elected option is free, and does not reduce the remaining number of transfers that are free in a policy year.

The following transfers will not count toward the 12 free transfers:

          Any transfers made for a conversion privilege;

          Transfers to or from the money market sub-account during the free-look period if your policy provides for a full refund of payments under the free-look provision;

          Transfers because of a policy loan or a policy loan repayment; and


      tTransfers because of a material change in investment policy.


Death Benefit - If the policy is in force on the date of the insured's death, we will, with due proof of death, pay the net death benefit to the named beneficiary. We will normally pay the net death benefit within seven days of receiving due proof of the insured's death, but we may delay payment of net death benefits. The beneficiary may receive the net death benefit in a lump sum or under a payment option.

If the insured dies on or before the final payment date and before the paid-up insurance option is exercised, the net death benefit is:

          The death benefit provided under the level option or adjustable option, whichever is elected and in effect on the date of death, plus

     Any other insurance on the insured's life that is provided by rider, minus

          Any outstanding loan and any due and unpaid partial withdrawals, partial withdrawal charges and monthly insurance protection charges through the policy month in which the insured dies.

If the insured dies after the final payment date and except as otherwise provided in the guaranteed death benefit rider, the net death benefit is:

          101% of the policy value, minus

          Any outstanding loan and any due and unpaid partial withdrawals and partial withdrawal charges.

If the paid-up insurance option is exercised, the net death benefit is the paid-up insurance amount minus any outstanding loan.

In most states, we will compute the net death benefit on the date we receive due proof of the insured's death.

Level Option and Adjustable Option - The policy provides two death benefit options through the final payment date and before the paid-up insurance option is exercised: the level option and the adjustable option. You choose the desired option in the application. You may change the option once per policy year by written request. There is no charge for a change in option.

Under the level option, the death benefit is the greater of the:

          Face amount, or

          Guideline minimum sum insured.

Under the adjustable option, the death benefit is the greater of the:

          Face amount plus policy value, or

          Guideline minimum sum insured.

Under both the level option and adjustable option, the death benefit provides insurance protection. Under the level option, the death benefit is level unless the guideline minimum sum insured exceeds the face amount; then, the death benefit varies as the policy value changes. Under the adjustable option, the death benefit always varies as the policy value changes.


At any face amount, the death benefit will be greater under the adjustable option than under the level option because the policy value is added to the face amount and included in the death benefit. (If, however, the death benefit is the guideline minimum sum insured, then the death benefit will be the same.) However, the monthly insurance protection charge will be greater under the adjustable optionand, therefore, policy value will accumulate at a slower rate than under the level option.


If you desire to have payments and investment performance reflected in the death benefit, you should choose the adjustable option. If you desire to have payments and investment performance reflected to the maximum extent in the policy value, you should select the level option.

Guideline Minimum Sum Insured - The guideline minimum sum insured is a percentage of the policy value as set forth in Appendix A Guideline Minimum Sum Insured Table. The guideline minimum sum insured is computed in accordance with federal income tax laws to ensure that the policy qualifies as a life insurance contract and that the insurance proceeds will be excluded from the gross income of the beneficiary.

Illustration of the Level Option - In this illustration, assume that the Insured is currently age 40 and that there is no outstanding loan.

Under the level option, a policy with a $100,000 face amount will have a death benefit of $100,000. However, because the death benefit must be equal to or greater than 250% of policy value, if the policy value exceeds $40,000 the death benefit will exceed the $100,000 face amount. In this example, each dollar of policy value above $40,000 will increase the death benefit by $2.50. For example, a policy with a policy value of $50,000 will have a guideline minimum sum insured of $125,000 ($50,000 x 2.50); policy value of $60,000 will produce a guideline minimum sum insured of $150,000 ($60,000 x 2.50); and policy value of $75,000 will produce a guideline minimum sum insured of $187,500 ($75,000 x 2.50).

Similarly, if policy value exceeds $40,000, each dollar taken out of policy value will reduce the death benefit by $2.50. If, for example, the policy value is reduced from $60,000 to $50,000 because of partial withdrawals, charges or negative investment performance, the death benefit will be reduced from $150,000 to $125,000. If, however, the product of the policy value times the applicable percentage from the table in Appendix A is less than the face amount, the death benefit will equal the face amount.

The applicable percentage becomes lower as the Insured's age increases. If the insured's attained age in the above example were, for example, 50 rather than 40, the applicable percentage would be 185%. The death benefit would not exceed the $100,000 face amount unless the policy value exceeded $54,054 rather than $40,000, and each dollar then added to or taken from policy value would change the death benefit by $1.85.

Illustration of the Adjustable Option- In this illustration, assume that the Insured is age 40 and that there is no outstanding loan.

Under the adjustable option, a policy with a face amount of $100,000 will produce a death benefit of $100,000 plus policy value. For example, a policy with policy value of $10,000 will produce a death benefit of $110,000 ($100,000 + $10,000); policy value of $25,000 will produce a death benefit of $125,000 ($100,000 + $25,000); policy value of $50,000 will produce a death benefit of $150,000 ($100,000 + $50,000). However, the death benefit must be at least 250% of the policy value. Therefore, if the policy value is greater than $66,667, 250% of that amount will be the death benefit, which will be greater than the face amount plus policy value. In this example, each dollar of policy value above $66,667 will increase the death benefit by $2.50. For example, if the policy value is $70,000, the guideline minimum sum insured will be $175,000 ($70,000 x 2.50); policy value of $80,000 will produce a guideline minimum sum insured of $200,000 ($80,000 x 2.50); and policy value of $90,000 will produce a guideline minimum sum insured of $225,000 ($90,000 x 2.50).

Similarly, if policy value exceeds $66,667, each dollar taken out of policy value will reduce the death benefit by $2.50. If, for example, the policy value is reduced from $80,000 to $70,000 because of partial withdrawals, charges or negative investment performance, the death benefit will be reduced from $200,000 to $175,000. If, however, the product of the policy value times the applicable percentage is less than the face amount plus policy value, then the death benefit will be the current face amount plus policy value.

The applicable percentage becomes lower as the insured's age increases. If the Insured's attained age in the above example were 50, the death benefit must be at least 185% of the policy value. The death benefit would be the sum of the policy value plus $100,000 unless the policy value exceeded $117,647 (rather than $66,667). Each dollar added to or subtracted from the policy would change the death benefit by $1.85.

Change to Level or Adjustable Option - You may change the death benefit option once each policy year by written request, within limits noted in Level Option and Adjustable Option. Changing options will not require evidence of insurability. The change takes effect on the monthly processing date on or next following the date of receipt of the written request. We will impose no charge for changes in death benefit options.

If you change the level option to the adjustable option, we will decrease the face amount to equal:

          The death benefit under the level option, minus

          The policy value on the date of the change.

The change may not be made if the face amount would fall below $50,000. After the change from the level option to the adjustable option, future monthly insurance protection charges may be higher or lower than if no change in option had been made. However, the insurance protection amount will always equal the face amount unless the guideline minimum sum insured applies. No surrender charges will be imposed for the decrease in face amount resulting solely because of a change in death benefit options from the level option to the adjustable option.

If you change the adjustable option to the level option, we will increase the face amount, and the new face amount will be equal to the death benefit under the adjustable option on the date of change. The death benefit will be the greater of:

          The new face amount, or

          The guideline minimum sum insured.

No new surrender charge rates or new surrender charge period will be imposed solely because of a change in death benefit options. After the change from the adjustable option to the level option, an increase in policy value will reduce the insurance protection amount and the monthly insurance protection charge. A decrease in policy value will increase the insurance protection amount and the monthly insurance protection charge.

A change in death benefit option may result in total payments exceeding the then current maximum payment limitation under federal tax law. If this occurs, we will pay the excess to you.

Change in Face Amount - You may increase or decrease the face amount by written request. An increase or decrease in the face amount takes effect on the later of:

     The monthly processing date on or next following the date of receipt of your written request, or

          The date of our approval of your written request, if evidence of insurability is required.

Increases - You must submit evidence of insurability satisfactory to us with your written request for an increase. The consent of the Insured is also required whenever the face amount is increased. An increase in face amount may not be less than $10,000. You may not increase the face amount after the insured reaches age 80. A written request for an increase must include a payment if the surrender value is less than the sum of:

          $40, plus

          Two minimum monthly payments.

On the effective date of each increase in face amount, we will deduct a transaction charge of $40 from policy value for administrative costs. In some jurisdictions, there is no transaction charge assessed for an increase in face amount. In these jurisdictions, a payment must accompany a request for a face amount increase if the surrender value is less than two minimum monthly payments. You may allocate the deduction to one sub-account. If you make no allocation we will make a pro rata allocation. We will also compute surrender charges for the increase. An increase in the face amount will increase the insurance protection amount and, therefore, the monthly insurance protection charges. We will provide you new specification pages for the policy indicating the effective date of the increase and any additional charges due to the increase.

After increasing the face amount, you will have the right, during a free look period, to have the increase canceled. If you exercise this right, we will credit to your policy the charges deducted for the increase, unless you request a refund of these charges. We will also cancel any surrender charges for the increase.

Decreases - You may decrease the face amount by written request. The minimum amount for a decrease in face amount is $10,000. The minimum face amount in force after a decrease is $50,000. We may limit the decrease or return policy value to you, as you choose, if the policy would not comply with the maximum payment limitation under federal tax law. A return of policy value may result in tax liability to you.

A decrease in the face amount will lower the insurance protection amount and, therefore, the monthly insurance protection charge. In computing the monthly insurance protection charge, a decrease in the face amount will reduce the face amount in inverse order, for example, first, the most recent increase, then the next most recent increases, then the initial face amount.

On the effective date of a decrease in the face amount, we will deduct from the policy value a transaction charge of $40 and, if applicable, any surrender charges. You may allocate the deduction to one sub-account. If you make no allocation, we will make a pro rata allocation. We will reduce the surrender charge by the amount of any surrender charge deducted. We will provide you with new specification pages indicating the effective date of the decrease and the new minimum monthly payment, if any.


Option to Accelerate Death Benefits with the Living Benefits Rider - Subject to state law and approval, you may elect to add the option to accelerate death benefits, Living Benefits Rider, to your policy. There is no direct charge for this rider. The rider allows you to receive a portion of the net death benefit while the Insured is alive, subject to the conditions of the rider. You may submit a written request to receive the living benefit under this rider if the policy is in force and a qualified physician certifies that the insured has an illness or physical condition which is likely to result in the insured's death within 12 months. You may receive the living benefit either in a single sum or in 12 equal payments. The option may only be exercised once under the policy. The amount you may receive is based on the option amount. The option amount is the portion of the death benefit you elect to apply under the rider as an accelerated death benefit. The option amount must be at least $25,000 and may not exceed the smallest of:


          One-half of the death benefit on the  date the option is elected, or

          The amount that would reduce the face amount to $100,000, our current minimum issue limit, or

          $250,000.
The living benefit is the lump sum benefit under this rider and is the amount used to determine the monthly benefit under the rider. It is the actuarially calculated present value of the option amount adjusted to reflect the actuarial present value of lost future mortality charges and to reflect any outstanding loans. The methodology used in this calculation is on file with state departments of insurance, where required. Subject to state law, an expense charge of $150 will be deducted from policy value if you exercise the option under this rider.

If you elect to exercise this option, your policy will be affected as follows:

          A portion of the outstanding loan will be deducted from the living benefit, while the remaining outstanding loan will continue in force;

          The policy's death benefit will be decreased by the option amount, with insurance decreased or eliminated in inverse order, starting with the most recent face amount increase and ending with the initial face amount; and

          Policy value will be reduced in the same proportion as the reduction in the death benefit.

To the extent of the decrease in face amount as a result of exercising the option, we will waive any surrender charges which would otherwise apply to that decrease in face amount.

The rider is intended to provide a qualified accelerated death benefit that is excludable from gross income for federal income tax purposes. Whether any tax liability may be incurred, however, depends upon a number of factors.

Policy Value - The policy value is the total value of your policy. It is the sum of:

Your  accumulation  in  the  fixed  account,   including  amounts  securing  any
outstanding loans, plus

          The value of your units in the sub-accounts.

There is no guaranteed minimum policy value. Policy value on any date depends on variables that can not be predetermined.

Your policy value is affected by the:

          Frequency and amount of your net payments;

          Interest credited in the fixed account;

          Investment performance of your sub-accounts;

          Partial withdrawals;

          Loans, loan repayments and loan interest paid or credited;

          Charges and deductions under the policy; and

          The death benefit option.

Computing Policy Value - We compute the policy value on the date of issue and on each valuation date. On the date of issue, the policy value is:


          The  value  of  the  amounts   allocated  to  the  fixed  account  and
         sub-accounts, net of mortality and expense risk charges, administration charges and portfolio expenses, minus

          The monthly insurance protection charge due.

On each valuation date after the date of issue, the policy value is the sum of:

          Accumulations in the fixed account, plus

          The sum of the product of:

               The  number of units in each sub-account, times

               The value of a unit in each sub-account on the valuation date.

The Unit - We allocate each net payment to the sub-accounts you select. We credit allocations to the sub-accounts as units. Units are credited separately for each sub-account.

The number of units of each sub-account credited to the policy is the quotient of:

          That part of the net payment allocated to the sub-account, divided by

          The dollar value of a unit on the valuation date the payment is received at our Variable Life Service Center.

The number of units will remain fixed unless changed by a split of unit value, transfer, loan, partial withdrawal or surrender. Also, each deduction of charges from a sub-account will result in the cancellation of units equal in value to the amount deducted.

The dollar value of a unit of a sub-account varies from valuation date to valuation date based on the investment experience of that sub-account. This investment experience reflects the investment performance, expenses and charges of the portfolio in which the sub-account invests.

The value of each unit was set at $10.00 on the first valuation date of each sub-account, except that the value for the money market sub-account was set at $1.00. The value of a unit on any valuation date after the first valuation date is the product of:

          The dollar value of the unit on the preceding valuation date, times

          The net investment factor.

Net Investment Factor - The net investment factor measures the investment performance of a sub-account during the valuation period that has just ended. The net investment factor is the result of (a) plus (b), divided by (c), minus
(d) and minus (e) where:

     a) is the net asset value per share of a portfolio held in the sub-account determined at the end of the current valuation period;

b) is the per share amount of any dividend or capital gain distributions made by the portfolio on shares held in the sub-account if the ex-dividend date occurs during the current valuation period;

c) is the net asset value per share of a portfolio share held in the sub-account determined as of the end of the immediately preceding valuation period;

d)    is a charge for mortality and expense risks; and

e) is a charge for administration during a period not exceeding the first twenty policy years.

Maturity Benefits - If the insured is alive on the maturity date, we will pay the surrender value as of the maturity date to the policy owner. The surrender value may be paid in a single sum or under a payment option as described below.

Payment Options - The net death benefit payable may be paid in a single sum or under one or more of the payment options then offered by Transamerica. Payment options are paid from our general account and are not based on the investment experience of the separate account. These payment options also are available at the maturity date or if the policy is surrendered. If no election is made, we will pay the net death benefit in a single sum.

Optional Insurance Benefits - You may add optional insurance benefits to the policy by rider, as described in Appendex B - Optional Insurance Benefits. The cost of optional insurance benefits becomes part of the monthly insurance protection charge, except that the guaranteed death benefit rider cost is a one time transaction charge of $25 deducted on the first monthly processing date.

Surrender - You may surrender the policy and receive its surrender value. The surrender value is:

          The policy value, minus

          Any outstanding loan and surrender charges.

We will compute the surrender value on the valuation date on which we receive your written request for surrender. We will deduct a surrender charge if you surrender the policy within 10 full policy years of the date of issue or of an increase in face amount.

The surrender value may be paid in a lump sum or under a payment option then offered by us. We will normally pay the surrender value within seven days following our receipt of your written request. We may delay benefit payments under the circumstances described in Other Policy Provisions - Delay of Payments. For important tax consequences of a surrender, see Federal Tax Considerations.

Partial Withdrawal - After the first policy year and before the paid-up insurance option is exercised, you may withdraw part of the surrender value of your policy on written request. Your written request must state the dollar amount you wish to receive. You may allocate the amount withdrawn among the sub-accounts and the fixed account. If you do not provide allocation instructions, we will make a pro rata allocation. Each partial withdrawal must be at least $500. Under the level option, the face amount is reduced by the partial withdrawal. We will not allow a partial withdrawal if it would reduce the level option face amount below $50,000.

On a partial withdrawal from a sub-account, we will cancel the number of units equal in value to the amount withdrawn. The amount withdrawn will be the amount you requested plus the partial withdrawal costs. We will normally pay the partial withdrawal within seven days following our receipt of written request. We may delay payment as described in Other Policy Provisions - Delay of Payments. For important tax consequences of partial withdrawals, see Federal Tax Considerations.

Paid-Up Insurance Option - On written request, you may elect life insurance coverage, usually for a reduced amount, for the life of the insured with no further premiums due. The paid-up insurance will be the amount that the surrender value can provide as a net single premium applied at the insured's age and underwriting class on the date this option is elected. If the surrender value exceeds the net single premium, we will pay the excess to you. The net single premium is based on the Commissioners Ultimate 1980 Standard Ordinary Mortality Tables, smoker or non-smoker, male or female or unisex with increases in the tables for non-standard risks. Interest will not be less than 4.5% annually.

If the paid-up insurance option is elected, the following policy owner rights and benefits will be affected:

          As described above, the paid-up insurance benefit will be computed differently from the net death benefit and the death benefit options will not apply;

          We will not allow transfers of policy value from the fixed account back to the separate account;

          You may not make further payments;

     You may not increase or decrease the face amount or make partial withdrawals; and

          Riders will continue only with our consent.

You may, after electing paid-up insurance, surrender the policy for its net cash value. The guaranteed cash value is the net single premium for the paid-up insurance at the insured's age. The net cash value is the cash value less any outstanding loan. The cash value will equal the guaranteed cash value unless we credit interest at a rate higher than 4.5% annually. We will transfer the portion of the policy value in the sub-accounts of the separate account to the fixed account on the date we receive your written request to elect the paid-up insurance option.

On election of reduced paid-up insurance, the policy could become a modified endowment contract. If a policy becomes a modified endowment contract, policy loans, partial withdrawals or surrender will receive unfavorable federal tax treatment.

Charges and Deductions

The following charges will apply to your policy under the circumstances described. Some of these charges apply throughout the policy's duration. Other charges apply only if you choose options under the policy. The charges are for the services and benefits provided, costs and expenses incurred and risks assumed by us under or in connection with the policies. Services and benefits provided by us include:

          The death benefits, cash and loan benefits provided by the policy;

          Investment options, including net            payment allocations;

          Administration of various elective options under the policy; and

          The distribution of various reports to policy owners.

Costs and expenses incurred by us include:

     Those associated with underwriting applications and changes in face amount and riders;

     Various overhead and other expenses associated with providing the services and benefits related to the policy;

          Sales and marketing expenses; and

          Other costs of doing business, such as federal, state and local premium and other taxes and fees.

Risks assumed by us include the risks that insureds may live for a shorter period of time than estimated resulting in the payment of greater death benefits than expected, and that the costs of providing the services and benefits under the policies will exceed the charges deducted.

Payment Expense Charge - Currently, we deduct 4.0% of each payment as a payment expense charge. This charge is for state and local premium taxes, federal income tax treatment of deferred acquisition costs, and certain policy sales and administrative expenses.

Premium tax rates vary from state to state and are a percentage of payments made by policy owners to us. Currently, rates in the fifty states and the District of Columbia range between 0.75% and 3.5%. Since we are subject to retaliatory tax, the effective premium tax for us typically ranges between 2.35% and 3.5%. Typically, we pay premium taxes, including retaliatory tax in all jurisdictions, but the payment expense charge would be deducted, even if we were not subject to premium or retaliatory tax in a state.

We may increase or decrease the payment expense charge to reflect changes in our expenses for taxes.

Monthly Insurance Protection Charge - On each monthly processing date through the final payment date, we will deduct a monthly insurance protection charge from your policy value. This charge is the cost for insurance protection under the policy, including optional insurance benefits provided by rider.

We deduct the monthly insurance protection charge on each monthly processing date starting with the date of issue. You may allocate monthly insurance protection charges to one sub-account. If you make no allocation, we will make a pro rata allocation. If the sub-account you chose does not have sufficient funds to cover the monthly insurance protection charges, we will make a pro rata allocation. We will deduct no monthly insurance protection charges after the final payment date.

Computing Monthly Insurance Protection Charge - We designed the monthly insurance protection charge to compensate us for the anticipated cost of paying net death benefits under the policies, as well as to compensate us for a part of our acquisition costs, taxes, and administrative expenses. The charge is computed monthly for the initial face amount and for each increase in face amount.
Monthly insurance protection charges can vary.

For the initial face amount under the level option, the monthly insurance protection charge is the product of:

          The insurance protection rate, times

          The difference between:
     a)   the initial face amount; and

     b) the Policy Value, minus any rider charges at the beginning of the policy month, divided by 1,000.

Under the Level Option, the monthly insurance protection charge decreases as the policy value increases if the guideline minimum sum insured is not in effect.

For the initial face amount under the adjustable option, the monthly insurance protection charge is the product of:

          The insurance protection rate, times

          The initial face amount, divided by 1,000.

For each increase in face amount under the level option, the monthly insurance protection charge for the increase is the product of:

          The insurance protection rate for the increase times

          The difference between:

              (a)   the increase in face amount; and,


              (b)   any policy value, )minus
         any rider charges) greater than the initial face amount at the beginning of the policy month and not allocated to a prior increase, divided by 1,000.


For each increase in face amount under the adjustable option, the monthly insurance protection charge is the product of:

          The insurance protection rate for the increase, times

          The increase in face amount, divided by 1,000.

If the guideline minimum sum insured is in effect under either option, we will compute a monthly insurance protection charge for that part of the death benefit subject to the guideline minimum sum insured that exceeds the current death benefit not subject to the guideline minimum sum insured.


This charge is the product of:

          The insurance protection rate for the initial face amount, times

          The difference between:

          The guideline minimum sum insured, and

a) the greater of the face amount or the policy value, if you selected the level option, or

b) the face amount plus the policy value, if you selected the adjustable option, divided by 1,000

We will adjust the monthly insurance protection charge for any decreases in face amount.

Insurance Protection Rates - We base insurance protection rates on the:

          Male, female or unisex rate table,

          Age and underwriting class of the insured; and


       tThe effective date of an increase or date of any rider.


For unisex policies, sex-distinct rates do not apply. Unisex rates are not available in all jurisdictions. For policies issued subject to Montana's jurisdiction, unisex rates apply to all policies. For the initial face amount, the insurance protection rates are based on the insured's age at the beginning of each policy year. For an increase in face amount or for a rider, the insurance protection rates are based on the insured's age on the effective date of the increase or rider and, thereafter, on each anniversary of the effective date of the increase or rider.

We base the current insurance protection rates on our expectations as to future mortality experience. Rates will not, however, be greater than the guaranteed insurance protection rates set forth in the policy. These guaranteed rates are based on the Commissioners 1980 Ultimate Standard Ordinary Mortality Tables, smoker or non-smoker, and the insured's sex, except for policies for which unisex rates apply and age,with increases in the Tables for non-standard risks.

The tables used for this purpose set forth different mortality estimates for males and females, and for smokers and non-smokers. Unisex rates use male rates. Any change in the insurance protection rates will apply to all insureds of the same age, sex and underwriting class, whose policies have been in force for the same period.

The underwriting class of an insured will affect the insurance protection rates. We currently place insureds into preferred underwriting classes, preferred non-standard underwriting classes, standard underwriting classes and non-standard underwriting classes.

The underwriting classes are also divided into two categories: smokers and non-smokers. We will place an insured under age 18 at the date of issue in a standard or non-standard underwriting class. We will then classify the insured as a smoker at age 18 unless we receive satisfactory evidence that the insured is a non-smoker. Prior to the insured's age 18, we will give you notice of how the insured may be classified as a non-smoker. In some jurisdictions, policies are not available for proposed insureds who are less than 18 years old.

We compute the insurance protection rate separately for the initial face amount and for any increase in face amount. However, if the insured's underwriting class improves on an increase, the lower insurance protection rate will apply to the total face amount.

Charges Against or Reflected in the Assets of the Separate Account - We assess each sub-account with a charge for mortality and expense risks we assume and, during the first 20 policy years, a charge for administration expenses related to the separate account. Portfolio expenses are also reflected in the value of the assets of the separate account.

Administration Charge - For a period not to exceed the first 20 policy years, we may impose a daily charge at an annual rate of 0.15% of the daily net asset value in each sub-account. The charge is to help reimburse us for administrative expenses incurred in the administration of the separate account and the sub-accounts.

The administrative functions and expenses we assume for the separate account and the sub-accounts include:




          Clerical, accounting, actuarial and legal services;

          Rent, postage, telephone, office equipment and supplies;

     The  expenses  of  preparing  and  printing  registration   statements  and
prospectuses which are not allocable to sales expense; and

          Regulatory filing fees and other fees.

Currently, the administration charge is waived after the tenth policy year subject to state law, but we reserve the right to impose the charge after the tenth policy year.

Mortality and Expense Risk Charge- We impose a daily charge at a current annual rate of 0.65% of the average daily net asset value of each sub-account. This charge compensates us for assuming mortality and expense risks for variable interests in the policies. We may increase this charge, subject to state and federal law, to an annual rate no greater than 0.80%. We may realize a profit from this charge.

The mortality risk we assume is that insureds may live for a shorter time than anticipated. If this happens, we will pay more net death benefits than anticipated. The expense risk we assume is that the expenses incurred in issuing and administering the policies will exceed those compensated by the administration charges in the policies.

Portfolio Expenses - The value of the units of the sub-accounts will reflect the management fee and other expenses of the portfolios whose shares the sub-accounts purchase. The management fees and other expenses of the portfolios are listed above under SUMMARY - What are the Expenses and Fees of the Portfolios. The prospectuses and Statements of Additional Information of the portfolios contain more information concerning the fees and expenses.

No charges are currently made against the sub-accounts for federal or state income taxes. Should income taxes be imposed, we may make deductions from the sub-accounts to pay the taxes.

Surrender Charges - The policy's surrender charges are designed to reimburse us for part of the costs of product research and development, underwriting, policy administration, surrendering the policy and part of sales expenses, including commissions to our agents, advertising, and the printing of prospectuses and sales literature.

Surrender charges are computed on the date of issue for the initial face amount. Surrender charges apply for ten years from the date of issue. We impose surrender charges only if, during the time the charges are effective, you request a full surrender of your policy or a decrease in face amount.

New surrender charges are computed for any increase in face amount. Surrender charges for a face amount increase apply for ten years from the date the increase is effective. The new surrender charges computed for an increase in face amount apply only to the face increase.

We compute each surrender charge based on a rate per $1,000 of the related face amount. The rate that applies to your policy is based on whether:

          The insured is male or female;

          The insured's age; and

          The number of years during which the surrender charges have been effective.

Male rates are used if the policy is issued using unisex rates. The surrender charge rate for the initial face amount decreases each policy year on the policy anniversary. The surrender charge rate for each increase in face amount decreases each year on the twelve month anniversary of the effective date of the increase in face amount.

We determine the insured's age as of the date of issue for the initial face amount for the policy. If there is an increase in the face amount, we determine the insured's age on the effective date of the increase.

The surrender charge amount which applies in a particular policy year on your policy is shown on the specification pages of your policy. New specification pages showing the new surrender charge amounts will be provided to you if there is an increase or a decrease in face amount on your policy.

If more than one surrender charge is in effect because of one or more increases in face amount, we will apply the surrender charges in inverse order. We will apply surrender and partial withdrawal charges described below in this order:

          First, those related to the most recent increase;

        Second, those related to the next most recent increases, and so on; and

          Third, those related to the initial face amount.

A surrender charge may be deducted on a decrease in the face amount. The surrender charge will be the surrender charges for the face amounts which are decreased or eliminated in the order shown above.

Where a decrease causes a partial reduction in an increase or in the initial face amount, we will deduct a proportionate share of the surrender charge for that increase or for the initial face amount. The surrender charge deducted is a fraction of the charge that would apply to a full surrender. The fraction is the product of:

          the decrease, divided by

           the current face amount, times

          the surrender charge.

See APPENDIX E- Maximum Surrender Charges for the maximum surrender charge rates and an example of how we compute the amount of surrender charges.

Partial Withdrawal Costs - For each partial withdrawal, we deduct a transaction fee of 2.0% of the amount withdrawn, not to exceed $25.

A partial withdrawal charge may also be deducted from policy value. After the first policy year and before you exercise the paid-up insurance option, during each policy year you may withdraw, without a partial withdrawal charge, up to:

          10% of the policy value on the date we receive the written request at the Variable Life Service Center, minus

          The total of any prior free withdrawals in the same policy year, allowed by the free 10% withdrawal.

The right to make the free 10% withdrawal is not cumulative from policy year to policy year. For example, if only 8% of policy value were withdrawn in the second policy year, the amount you could withdraw in future policy years would not be increased by the amount you did not withdraw in the second policy year.

We impose the partial withdrawal charge on any withdrawal greater than the free 10% withdrawal the for excess withdrawal amount. The maximum charge is 5.0% of the excess withdrawal amount up to the surrender charge. If no surrender charge applies on withdrawal, no partial withdrawal charge will apply. We will reduce the policy's outstanding surrender charges by the partial withdrawal charge
deducted.   The  partial  withdrawal  charge  deducted  will  decrease  existing surrender charges in inverse order, for example, first the most recent increase's surrender charges, then the next most recent increase's surrender charges in succession, and last the initial face amount's surrender charges.

Transfer Charges - The first 12 transfers in a policy year are free. After that, we will deduct a $10 transfer charge from amounts transferred in that policy year. We reserve the right to increase the charge, but it will never exceed $25.

If you apply for automatic transfers, the first automatic transfer for the elected option counts as one transfer towards the 12 free transfers allowed in each policy year. Each future automatic transfer for the elected option is without charge and does not reduce the remaining number of transfers that may be made without charge.

Each of the following transfers of policy value from the sub-accounts to the fixed account is free and does not count as one of the 12 free transfers in a policy year:

          A conversion within the first 24 months from date of issue or increase;

          A transfer to the fixed account to secure a loan;

          A transfer from the fixed account because of a loan repayment;

          A reallocation of the value in the money market sub-account as described above under APPLICATION FOR A POLICY- Right to Examine Policy; and

          A transfer made because of a material change in investment policy.

Charge for Change in Face Amount - For each increase or decrease in face amount, we will deduct a transaction charge of $40 from policy value to reimburse us for the administrative costs of the change. In some jurisdictions no charge is assessed for an increase in face amount. Unless you specify the sub-account from which the charge is to be deducted, we will allocate the charge pro rata.

Other Administrative Charges - We reserve the right to charge for other administrative costs we incur. While there are no current charges for these costs, we may impose a charge, guaranteed not to exceed $25 per transaction for:

          Changing net payment allocation instructions;

     Changing the allocation of monthly insurance protection charges among the various sub-accounts and the fixed account; or

          Providing more than one projection of values in a policy year, in addition to the annual statement.

Policy Loans - You may borrow money secured by your policy value. The total amount of loans you may have outstanding at any time is the loan value. In the first policy year, the loan value is 75% of:

          The policy value, minus

          Any surrender charges, unpaid monthly insurance protection charges and outstanding loan interest through the end of the policy year.

After the first policy year, the loan value is 90% of:

          The policy value, minus

          Any surrender charges.


In some jurisdictions, the loan value after the first policy year is:


          90% of the portion of the policy value in the sub-accounts minus any surrender charges which are allocated to the sub-accounts; plus

          100% of the portion of the policy value in the fixed account minus the monthly insurance protection charges and the loan interest due to the end of the policy year, which are allocated to the fixed account.

The loan value and the policy value in the first policy year or any subsequent policy year are the values on the valuation date we receive your request for a loan at our Variable Life Service Center.

There is no minimum loan. We will usually pay the loan within seven days after we receive the written request. We may delay the payment of loans as stated in OTHER POLICY PROVISIONS - Delay of Payments.

We will withdraw the amount of the loan from the sub-accounts and the fixed account according to your instructions. If you do not provide us with instructions, we will make a pro rata withdrawal of the loan amount. We will transfer the portion of the policy value in each sub-account equal to the policy loan to the fixed account to secure the outstanding loan. We will not count this transfer as a transfer subject to the transfer charge.


The portion of the policy value securing the outstanding loan will earn monthly interest in the fixed account at an annual rate of at least 6.0%, or, for preferred loans 7.5%. For policies issued subject to the jurisdiction of the Virgin Islands, the annual interest rate will be at least 4.0% or, for preferred loans, 5.5%. No other interest will be credited.


Preferred Loan Option - A preferred loan option is available after the tenth policy year and, after that date, will apply to any outstanding loans and new loan requests unless you revoke the preferred loan option in writing. The guaranteed annual interest rate credited to the portion of the policy value securing a preferred loan will be not less than 7.5%, or for policies issued subject to the jurisdiction of the Virgin Islands, 5.5%. There is some uncertainty as to the tax treatment of preferred loans. Consult a qualified tax adviser.


Loan Interest Charge - Interest accrues daily at the annual rate of 8.0%, or for policies issued subject to the jurisdiction of the Virgin Islands, 6.0%. Interest is due and payable in arrears at the end of each policy year or for as short a period as the loan may exist. Interest not paid when due will be added to the loan amount and bears interest at the same rate. If this makes the loan principal higher than the portion of the policy value in the fixed account, we will offset this shortfall by transferring amounts from the sub-accounts. The transferred amount will be allocated proportionately among the sub-accounts which have value in them.

Repayment of Outstanding Loan - You may pay any loans before policy lapse and before the maturity date. On the valuation date on which we receive your loan repayment at our Variable Life Service Center, we will allocate that part of the policy value in the fixed account that secured a repaid loan to the sub-accounts and fixed account according to your instructions. If you do not make a repayment allocation, we will allocate policy value according to your most recent payment allocation instructions. However, loan repayments allocated to the separate account cannot exceed that portion of the policy value previously transferred from the separate account to secure the outstanding loan.

If the outstanding loan exceeds the policy value less the surrender charge, the outstanding loan will be in default. We will mail a notice of default to the last known address of you and any assignee. If you do not make sufficient payment within 62 days after this notice is mailed, the policy will terminate with no value.

Effect of Policy Loans - Policy loans will permanently affect the policy value and surrender value, and may permanently affect the death benefit. The effect could be favorable or unfavorable, depending on whether the investment performance of the sub-accounts is less than or greater than the interest credited to the portion of the policy value in the fixed account that secures the loan.

We will deduct any outstanding loan from the proceeds payable when the Insured dies or from a surrender.

If the outstanding loan on your policy exceeds the policy value minus surrender charges, the policy will be in default. There is no charge imposed solely because the policy goes into default. If you do not pay the required premium within the grace period, however, the policy will terminate without value.

If you have an outstanding loan, decreases in policy value, including decreases due to negative investment results in your sub-account allocations, could result in default of your policy. If you have an outstanding loan and do not pay loan interest when due, unpaid interest will be added to your loan and will bear interest at the same rate. If your investment gains are not sufficient, the outstanding loan could be greater than your policy value minus surrender charges, resulting in your policy going into default.


In the event the policy lapses or is otherwise terminated while a loan is outstanding, the loan is foreclosed and this foreclosure will be treated as cash received from the policy for income tax purposes. Any cash received that is, the outstanding loan plus any other policy value less surrender charges in excess of the policy's tax basis, should be taxable as ordinary income.


Policy Termination and Reinstatement

Termination - The policy will be in default if the surrender value is insufficient to cover the next monthly insurance protection charge plus loan interest accrued. Additionally, if an outstanding loan exceeds the policy value less surrender charges, the outstanding loan will be in default.

On the date of default, we will send a notice to you and to any assignee of record. The notice will state the premium due and the date by which it must be paid. You will then have a grace period of 62 days, measured from the date of the notice of default, to make a payment sufficient to prevent termination.

Failure to pay a sufficient premium within the grace period will result in policy termination. If the insured dies during the grace period, we will deduct from the net death benefit any monthly insurance protection charges due and unpaid through the policy month in which the insured dies and any other overdue charge.

During the first 48 policy months following the date of issue or an increase in the face amount based on a request from the policy owner, a guarantee may apply to prevent the policy from terminating because of insufficient surrender value. This guarantee applies if, during this period, we receive payments from you that, when reduced by outstanding loans, partial withdrawals and partial withdrawal charges, equal or exceed specified minimum monthly payments. The specified minimum monthly payments are based on the number of months the policy, increase in face amount or policy change that causes a change in the minimum monthly payment has been in force. A policy change that causes a change in the minimum monthly payment is a change in the face amount, the addition or deletion of a rider, or a change in the smoker or non-smoker underwriting class on the policy. Except for the first 48 months after the date of issue or the effective date of an increase, payments equal to the minimum monthly payment do not guarantee that the policy will remain in force.

You may also elect the guaranteed death benefit rider when you apply for the policy. There is a one time $25 charge for this rider. The charge is assessed on the first monthly processing date. Under the guaranteed death benefit rider, if you make payments of a sufficient amount, net of partial withdrawals, partial withdrawal charges and any outstanding loans, we guarantee that your policy will not lapse. In order to maintain this guarantee, on each policy anniversary through the final payment date, the total of your payments received, net of partial withdrawals, partial withdrawal charges and any outstanding loans must at least equal the guaranteed death benefit premium times the number of policy years since the policy was issued, adjusted as applicable for policy changes.


Reinstatement - A lapsed policy may be reinstated within three years of the date of default and before the final payment date or, before the maturity date, if the default occurred because the outstanding loan exceeded the policy value less surrender charges. In some states, a time period other than three years applies to the reinstatement provision. The reinstatement takes effect on the monthly processing date following the date you submit to us:


          A written application for reinstatement;

          Evidence of insurability satisfactory to us; and

          A payment that, after the deduction of the payment expense charge, is large enough to cover the minimum amount payable.

Policies which have been surrendered may not be reinstated.

Minimum Amount Payable - If reinstatement is requested when less than 48 monthly insurance protection charges have been paid since the date of issue or increase in the face amount, you must pay the lesser of:

     The minimum monthly payment for the three months beginning on the date of reinstatement or

          The sum of:

              (a) The  amount by which the  surrender  charges or charges on the date of reinstatement exceeds the policy value on the date of default, plus

     (b) Monthly insurance protection charges for the three months beginning on the date of reinstatement.

If you request reinstatement more than 48 monthly processing dates from the date of issue or increase in the face amount, you must pay the sum shown above without regard to the three months of minimum monthly payments. Also, a lesser amount may be required if the guaranteed death benefit rider is in effect.


Surrender Charge - The surrender charge on the date of reinstatement is the surrender charge that would have been in effect had the policy remained in force from the date of issue. In some jurisdictions, however, the surrender charge on the date of reinstatement is the surrender charge that was in effect on the date of default.


Policy Value on Reinstatement - The policy value on the date of reinstatement is:

          The net payment made to reinstate the policy and interest earned from the date the payment was received at our Variable Life Service Center; plus

     The policy value less any outstanding loan on the date of default, not to exceed the surrender charge on the date of reinstatement; minus

          The  monthly  insurance   protection   charges  due  on  the  date  of
reinstatement. You may repay or reinstate any outstanding loan on the date of default or foreclosure.

Other Policy Provisions

Policy Owner - The policy owner is the insured unless another person has been named as owner in the application. As policy owner, you are entitled to exercise all rights under your policy while the insured is alive, with the consent of any irrevocable beneficiary. The consent of the insured is required whenever the face amount is increased.

Beneficiary -The beneficiary is the person or persons to whom the net death benefit is payable on the insured's death. The policy owner names the beneficiary. Unless otherwise stated in the policy, the beneficiary has no rights in the policy before the insured dies. While the insured is alive, you may change the beneficiary, unless you have declared the beneficiary to be irrevocable. If no beneficiary is alive when the insured dies, the policy owner, or the policy owner's estate, will be the beneficiary. If more than one beneficiary is alive when the Insured dies, we will pay each beneficiary in equal shares, unless you have chosen otherwise. Where there is more than one beneficiary, the interest of a beneficiary who dies before the insured will pass to surviving beneficiaries proportionally, unless you have requested otherwise.

Assignment - You may assign a policy as collateral or make an absolute assignment. All policy rights will be transferred as to the assignee's interest. The consent of the assignee may be required to make changes in payment allocations, make transfers or to exercise other rights under the policy. We are not bound by an assignment or release thereof, unless it is in writing and recorded at our Variable Life Service Center. When recorded, the assignment will take effect as of the date the written request was signed. Any rights the assignment creates will be subject to any payments we made or actions we took before the assignment is recorded. We are not responsible for determining the validity of any assignment or release.

The following policy provisions may vary by state.


Limit on Right to Challenge Policy - Except for fraud, unless such defense is prohibited by state law, or nonpayment of premium, we cannot challenge the validity of your policy if the insured was alive after the policy had been in force for two years from the date of issue. This provision does not apply to any riders providing benefits specifically for disability or death by accident. Also, we cannot challenge the validity of any increase in the face amount if the Insured was alive after the increase was in force for two years from the effective date of the increase. If your policy was issued as a result of a conversion of a term life insurance policy issued by us, the two year period during which we may challenge the policy with respect to the coverage amount converted is measured from the later of:


a)     the issue date of the term life insurance policy; or

b) the most recent date on which that policy was reinstated.

Suicide - The net death benefit will not be paid if the insured commits suicide, while sane or insane, within two years from the date of issue. Instead, we will pay the beneficiary all payments made for the policy, without interest, less any outstanding loan and partial withdrawals. If the insured commits suicide, while sane or insane, within two years from any increase in face amount, we will not recognize the increase. We will pay to the beneficiary the monthly insurance protection charges paid for the increase, plus any other net death benefit payable under the policy. If your policy was issued as a result of a conversion of a term life insurance policy issued by us, then, with respect to the coverage amount converted, the two year period during which the net death benefit under the policy will not be paid if the Insured commits suicide will be measured from the later of:

a)    the issue date of the term life insurance policy; or

b) the most recent date on which that policy was reinstated.

Misstatement of Age or Sex - If the insured's age or sex is not correctly stated in the policy application, we will adjust the death benefit under the policy to reflect the correct age and sex. The adjusted death benefit will be the policy value plus the insurance protection amount that the most recent monthly insurance protection charge would have purchased for the correct age and sex. We will not reduce the death benefit to less than the guideline minimum sum insured.  For  a  unisex  policy,  there  is  no  adjusted  benefit  solely  for misstatement of sex. Certain rider benefits may also be adjusted for misstatement of age or sex.

Delay of Payments - Amounts payable from the separate account for surrender, partial withdrawals, net death benefit, policy loans and transfers may be postponed whenever:

          The New York Stock Exchange is closed other than customary weekend and holiday closings;

          The SEC restricts trading on the New York Stock Exchange; or

          The SEC determines an emergency exists, so that disposal of securities is not reasonably practicable or it is not reasonably practicable to compute the value of the separate account's net assets.

We may delay paying any amounts derived from payments you made by check until the check has cleared your bank.

We reserve the right to defer amounts payable from the fixed account. This delay may not exceed six months.

Federal Tax Considerations - The following description is a brief summary of some of the federal tax considerations based on our understanding of the present federal income tax laws as they are currently interpreted. Legislation may be proposed which, if passed, could adversely and possibly retroactively affect the taxation of the policies. This summary is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. We do not address tax provisions that may apply if the policy owner is a corporation. You should consult a qualified tax adviser to apply the law to your circumstances.

Transamerica  Occidental  Life  Insurance  Company  and the  Separate  Account -
Transamerica is taxed as a life insurance company under Subchapter L of the Code. We file a consolidated tax return with our parent and affiliates. We do not currently charge for any income tax on the earnings or realized capital gains in the Separate Account. A charge may apply in the future for any federal income taxes we incur. The charge may become necessary, for example, if there is a change in our tax status. Any charge would be designed to cover the federal income taxes on the investment results of the separate account.

Under current laws, Transamerica may incur state and local taxes besides premium taxes. These taxes are not currently significant. If there is a material change in these taxes affecting the separate account, we may charge for taxes paid or for tax reserves.

Taxation of the Policies - We believe that the policies described in this prospectus are life insurance contracts under Section 7702 of the Code. Section 7702 affects the taxation of life insurance contracts and places limits on the relationship of the policy value to the death benefit. As life insurance contracts, the net death benefits of the policies are generally excludable from the gross income of the beneficiaries. In the absence of any guidance from the Internal Revenue Service on the issue, we believe that providing the same amount at risk after age 99 as is provided at age 99 should be sufficient to maintain the excludability of the death benefit after age 99. However, this lack of specific IRS guidance makes the tax treatment of the death benefit after age 99 uncertain. Also, any increase in policy value is not taxable until received by you or your designee, but see Modified Endowment Contracts.

Federal tax law requires that the investment of each sub-account funding the policies is adequately diversified according to Treasury regulations. We believe that the portfolios currently meet the Treasury's diversification requirements. We will monitor continued compliance with these requirements.

The Treasury Department has announced that previous regulations on diversification do not provide guidance concerning the extent to which policy owners may direct their investment assets to divisions of a separate investment account without being treated as the owner of such assets who is taxed directly on the income from such assets. Regulations may provide such guidance in the future. The policies or our administrative rules may be modified as necessary to prevent a policy owner from being treated as the owner of any assets of the separate account who is taxed directly on their income.

A surrender, partial withdrawal, distribution, payment at maturity date, change in the death benefit option, change in the face amount, lapse with policy loan outstanding, or assignment of the policy may have tax consequences. Within the first fifteen policy years, a distribution of cash required under Section 7702 of the Code because of a reduction of benefits under the policy may be taxable to the policy owner as ordinary income respecting any investment earnings. Federal, state and local income, estate, inheritance, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each insured, policy owner or beneficiary.

Policy Loans - Transamerica believes that non-preferred loans received under the policy will be treated as an indebtedness of the policy owner for federal income tax purposes. Under current law, these loans will not constitute income for the policy owner while the policy is in force, but see Modified Endowment Contracts.

There is a risk, however, that a preferred loan may be characterized by the IRS as a withdrawal and taxed accordingly. At the present time, the IRS has not issued any guidance on whether loans with the attributes of a preferred loan should be treated differently from a non-preferred loan. This lack of specific guidance makes the tax treatment of preferred loans uncertain.


Interest Disallowance - Under Section 264(a)(4) of the Code, as amended in 1997, interest on policy loans is generally nondeductible for a policy issued or materially changed after June 8, 1997. In addition, under Section 264(f) certain policies under which a trade or business (other than a sole proprietorship or a business performing services as an employee) is directly or indirectly a beneficiary can subject a taxpayer's interest expense to partial disallowance (if the policy is issued or materially changed after June 8, 1997) to the extent such interest expense is allocable to the taxpayer's unborrowed cash values thereunder. You should consult your tax advisor on how the rules governing the non-deductibility of interest would apply in your individual situation.


Modified Endowment Contracts - Special rules described below apply to the tax treatment of loans and other distributions under any life insurance contract that is classified as a modified endowment contract, or MEC, under Section 7702A of the Code. A MEC is a life insurance contract that either fails the 7-pay test or is received in exchange for a MEC. In general, a policy will fail this 7-pay test if:

     a) the cumulative premiums and other amounts paid for the policy at any time during the first 7 contract years, or

b) during any subsequent 7-year test period resulting from a material change in the policy exceed the sum of the net level premiums which would have been paid up to such time if the policy had provided for certain paid-up future benefits after the payment of 7 level annual premiums. If to comply with this 7-pay test limit any premium amount is refunded with applicable interest no later than 60 days after the end of the contract year in which it is received, such refunded amount will be removed from the cumulative amount of premiums that is compared against such 7-pay test limit.

If there is any reduction in the policy's benefits, due to a withdrawal, death benefit reduction or termination of a rider benefit during a 7-pay test period, the policy will be retested retroactively from the start of such period by taking into account such reduced benefit level from such starting date. Generally, any increase in death benefits or other material change in the policy may be treated as producing a new contract for 7-pay test purposes, requiring the start of a new 7-pay test period as of the date of such change.


Distributions Under Modified Endowment Contracts - Under Section 72(e)(10) of the Code, loans, withdrawals and other distributions made prior to the insured's death under a MEC are includible in gross income on an income-out-first basis. The amount received is treated as allocable first to the income in the contract and then to a tax-free recovery of the policy's investment in the contract, or tax basis. Generally, a policy's tax basis is equal to its total premiums less amounts recovered tax-free. To the extent that the policy's cash value (ignoring surrender charges except upon a full surrender) exceeds its tax basis, such excess constitutes its income in the contract. However, under Code Section 72(e)(11)(A)(i), where more than one MEC has been issued to the same policyholder by the same insurer, or an affiliate during a calendar year, all such MECs are aggregated for purposes of determining the amount of a distribution from any such MEC that is includible in gross income.


In addition, any amount includible in gross income from a MEC distribution is subject to a 10% penalty tax on premature distributions under Section 72(v) of the Code, unless the taxpayer has attained age 59 1/2 or is disabled or the payment is part of a series of substantially equal periodic payments for a qualifying lifetime period. Furthermore, under Section 72(e)(4)(A) of the Code, any loan, pledge, or assignment of, or any agreement to assign or pledge any portion of a MEC's cash value is treated as producing an amount received for purposes of these MEC distribution rules.

It is unclear to what extent this assignment rule applies to a collateral assignment that does not secure a loan or pledge, for example, in certain split-dollar arrangements. Under Code Section 7702A(d) the MEC distribution rules apply not only to:

           All distributions made during the contract year in which the policy fails the 7-pay test, and later years, but also to

           Any distributions made in anticipation of such failure, which is deemed to include any distributions made during the two years prior to such failure.


 The Treasury Department has not yet issued regulations or other guidance indicating what other distributions can be treated as made in anticipation of such a failure or how (that is, as of what date) income in the contract should be determined for purposes of any distribution that is deemed to be made in anticipation of a failure.


Voting Rights - We are the legal owner of all portfolio shares held in the separate account and each sub-account. As the owner, we have the right to vote at a portfolio's shareholder meetings. However, to the extent required by federal securities laws and regulations, we will vote portfolio shares that each sub-account holds according to instructions received from policy owners with policy value in the sub-account. If any federal securities laws or regulations or their interpretation change to permit us to vote shares in our own right, we reserve the right to do so, whether or not the shares relate to the policies.

We will provide each person having a voting interest in a portfolio with proxy materials and voting instructions. We will vote shares held in each sub-account for which no timely instructions are received in proportion to all instructions received for the sub-account. We will also vote in the same proportion our shares held in the separate account that do not relate to the policies.

We will compute the number of votes that a policy owner has the right to instruct on the record date established for the portfolio. This number is the quotient of:

          Each policy owner's policy value in the sub-account, divided by

          The net asset value of one share in the portfolio in which the assets of the sub-account are invested.

We may disregard voting instructions policy owners initiate in favor of any change in the investment policies or in any investment adviser or principal underwriter. Our disapproval of any change must be reasonable. A change in investment policies or investment adviser must be based on a good faith determination that the change would be contrary to state law or otherwise is improper under the objectives and purposes of the portfolios. If we do disregard voting instructions, we will include a summary of and reasons for that action in the next report to policy owners.





                       Directors and Principal Officers of
                 Transamerica Occidental Life Insurance Company
Nicki Bair* Senior Vice President of TOLIC since 1996. Vice President of TOLIC from
                                        1991 to 1996.

Roy Chong-Kit*....                      Senior Vice President and Actuary of TOLIC since 1997.  Vice President and
                                        Actuary of TOLIC from 1995 to 1997.  Actuary of TOLIC from 1988 to 1995.

Thomas                                  J. Cusack* Director, Chairman, President
                                        and  Chief  Executive  Officer  of TOLIC
                                        since  1997.  Director,   President  and
                                        Chief  Executive  Officer of TOLIC since
                                        1995.    Senior   Vice    President   of
                                        Transamerica  Corporation  from  1993 to
                                        1995.   Vice   President   of  Corporate
                                        Development of General  Electric Company
                                        from 1989 to 1993.





James W. Dederer, CLU*                  Director, Executive Vice President, General Counsel and Corporate Secretary
                                        of TOLIC since 1988.

Richard H. Finn****                     Director and Executive Vice President of Transamerica Corporation since
                                        1993.  Director, President and Chief Executive Officer of Transamerica
                                        Finance Group, Inc. since 1990.

George A. Foegele*****                  Director and Senior Vice President; President and Chief Executive Officer
                                        of Transamerica Life Insurance Company of Canada.

David E. Gooding*.                      Director and Executive Vice President of TOLIC since 1992.
Edgar H. Grubb****                      Director, Executive Vice President and Chief Financial Officer of
                                        Transamerica Corporation since 1993.  Senior Vice President of Transamerica
                                        Corporation 1989-1993.

Frank C. Herringer****                  Director, President and Chief Executive Officer of Transamerica Corporation
                                        since 1991.

Daniel E. Jund, FLMI*                   Senior Vice President of TOLIC since 1988.

Richard N. Latzer****                   Director, Senior Vice President and Chief Investment Officer of
                                        Transamerica Corporation since 1989.  Director, President and Chief
                                        Executive Officer of Transamerica Investment Services, Inc. since 1988.

Karen                                   MacDonald*    Director,    Senior   Vice
                                        President and Corporate Actuary of TOLIC
                                        since 1995.  Senior Vice  President  and
                                        Corporate Actuary from 1992 to 1995.

Gary U. Rolle'*...                      Director, Executive Vice President and Chief Investment Officer of
                                        Transamerica Investment Services, Inc. since 1981.

Larry Roy***                            Senior Vice President Sales and Marketing of Transamerica Corporation since
                                        1994.

Paul E. Rutledge III***                 Director and President, Reinsurance Division since 1998.  President, Life
                                        Insurance Company of Virginia, 1991-1997.

William N. Scott, CLU, FLMI**           Senior Vice President of TOLIC since 1993.  Vice President of TOLIC from
                                        1988 to 1993.

T.                                      Desmond  Sugrue*  Director and Executive
                                        Vice  President  of  TOLIC  since  1997.
                                        Senior Vice President of TOLIC from 1996
                                        to 1997. Self-employed - Consulting from
                                        1994  to  1996.   Employed  at  Bank  of
                                        America from 1988 to 1993.

Claude W. Thau, FSA**                   Senior Vice President of TOLIC since 1996.  Vice President of TOLIC from
                                        1985 to 1996.

Nooruddin                               S. Veerjee,  FSA* President of Insurance
                                        Products Division since 1997.  Director,
                                        President of Group  Pension  Division of
                                        TOLIC since 1993.  Senior Vice President
                                        of  TOLIC   from  1992  to  1993.   Vice
                                        President of TOLIC from 1990 to 1992.

Ron                                     F.  Wagley*  Senior Vice  President  and
                                        Chief  Agency  Officer  of  TOLIC  since
                                        1993. Vice President of TOLIC from 1989 to 1993.

Robert A. Watson****                    Director and Executive Vice President of Transamerica Corporation since
                                        1995.  President and Chief Executive Officer Westinghouse Financial
                                        Services, 1992-1995.

William                                 R.   Wellnitz,    FSA***   Senior   Vice
                                        President  and  Actuary  of TOLIC  since
                                        1996.  Vice  President  and  Reinsurance
                                        Actuary of TOLIC from 1988 to 1996.


       *The business address is 1150 South Olive Street, Los Angeles, California 90015. **The business address is 1100 Walnut Street, 23rd Floor, Kansas City, Missouri 64106. ***The business address is 401 North Tryon Street, Charlotte, North Carolina 28202. ****The business address is 600 Montgomery Street, San Francisco, California 94111. *****The business address is 300 Consilium Place, Scarborough, Ontario, Canada M1H3G2

Transamerica is insured under a broad manuscript fidelity bond program with coverage limits of $40,000,000. The lead underwriter is Continental Casualty Company of Chicago, Illinois.


Distribution

Transamerica Securities Sales Corporation acts as the principal underwriter and general distributor of the policies. Transamerica Securities Sales Corporation is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers. Broker-dealers sell the policies through their registered representatives who are appointed by us.

We pay to broker-dealers who sell the policy commissions based on a commission schedule. After the date of issue or an increase in face amount, commissions will be up to 90% of the first-year payments up to a payment amount we established and up to 5% of any excess. After the first year, commissions will be up to 2% of payments plus up to 0.30% annually of unloaned policy value. To the extent permitted by NASD rules, promotional incentives or payments may also be provided to broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of the policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

We intend to recoup commissions and other sales expenses through:

          The payment expense charge;

          The surrender charge; and

          Investment earnings on amounts allocated under the policies to the fixed account.

Commissions paid on the policies, including other incentives or payments, are not charged to policy owners or to the separate account.




Reports

We will maintain the records for the separate account. We will promptly send you statements of transactions under your policy, including:

          Payments;

          Changes in face amount;

          Changes in death benefit option;

          Transfers among sub-accounts and the fixed account;

          Partial withdrawals;

          Increases in loan amount or loan repayments;

          Lapse or default for any reason; and

          Reinstatement.

We will send an annual statement to you that will summarize all of the above transactions and deductions of charges during the policy year. It will also set forth the status of the death benefit, policy value, surrender value, amounts in the sub-accounts and fixed account, and any policy loans. We will send you such reports containing financial statements and other information for the portfolios as the 1940 Act requires.

Performance Information

We may advertise total return and average annual total return performance information based on the periods that the portfolios have been in existence. The results for any period prior to the policies being offered will be calculated as if the policies had been offered during that period of time, with all charges assumed to be those applicable to the sub-accounts and the portfolios.

Total return and average annual total return are based on the hypothetical profile of a representative policy owner and historical earnings and are not intended to indicate future performance. Total return is the total income generated net of certain expenses and charges. Average annual total return is net of the same expenses and charges, but reflects the hypothetical return compounded annually. This hypothetical return is equal to cumulative return had performance been constant over the entire period. Average annual total returns are not the same as yearly results and tend to smooth out variations in the portfolio's return.

Performance information under the policies is net of portfolio expenses, mortality and expense risk charges, administration charges, monthly insurance protection charges and surrender charges.

We take a representative policy owner and assume that:

          The insured is a male Age 45, standard non-smoker underwriting class;

     The policy owner had allocations in each of the sub-accounts for the portfolio durations shown; and

          There was a full surrender at the end of the applicable period.

We may compare performance information for a sub-account in reports and promotional literature to:

          Standard & Poor's 500 Stock Index, S&P 500;

          Dow Jones Industrial Average, the DJIA;

          Shearson Lehman Aggregate Bond Index;

     Other  unmanaged  indices  of  unmanaged   securities  widely  regarded  by
investors as representative of the securities markets;

          Other groups of variable life separate accounts or other investment products tracked by Lipper Analytical Services;

          Other   services,   companies,   publications,   or  persons  such  as
         Morningstar, Inc., who rank the investment products on performance or other criteria; and

          The Consumer Price Index.


Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for insurance and administration charges, separate account charges and portfolio management costs and expenses. Performance information for any sub-account reflects only the performance of a hypothetical investment in the sub-account during a period. It is not representative of what may be achieved in the future. However, performance information may be helpful in reviewing market conditions during a period and in considering a portfolio's success in meeting its investment objectives.

In advertising, sales literature, publications or other materials, we may give information on various topics of interest to policy owners and prospective policy owners. These topics may include:

          The relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques, such as value investing, market timing, dollar cost averaging, asset allocation and automatic account rebalancing;

     The advantages and disadvantages of investing in tax-deferred and taxable investments;

          Customer profiles and hypothetical payment and investment scenarios;

          Financial management and tax and retirement planning; and

          Investment alternatives to certificates of deposit and other financial
         instruments,   including  comparisons  between  the  policies  and  the
         characteristics of, and market for, the financial instruments.


In each table below, One-Year Total Return refers to the total of the income generated by a sub-account, based on certain charges and assumptions as described in the respective tables, for the one-year period ended December 31, 1998. Average Annual Total Return is based on the same charges and assumptions, but reflects the hypothetical annually compounded return that would have produced the same cumulative return if the sub-account's performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in annual performance return, they are not the same as actual year-by-year results.

                        Table I: Sub-Account Performance
             Net of all Charges and Assuming Surrender of the Policy

The following performance information is based on the periods that the portfolios have been in existence. The data is net of expenses of the portfolios, all sub-account charges, and all policy charges, including surrender charges for a representative policy. It is assumed that the insured is male, age 45, standard non-smoker underwriting class, that the face amount of the policy is $200,000, that the death benefit option is the level option, that an annual payment of $3,800, approximately the guideline level premium was made at the beginning of each policy year, that all payments were allocated to each sub-account individually, and that there was a full surrender of the policy at the end of the applicable period. Returns are for the period ending December 31, 1998.

                                                                                         10 Year or
                                                                                           Life of the
                                                                                          Portfolio (if      Number
                                                                                           Less than 10        of
                                                                                           Years Since     Years Since
                                                                               5 Year       Inception)      Inception
                                                                               Average    Average Annual    (if Less
                   Sub-Account                     Portfolio   1 Year Total    Annual      Total Return      than 10
                Investing in the                   Inception      Return        Total                        Years)
             Corresponding Portfolio                  Date                     Return
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Alger American Income & Growth                      11/15/88      -91.65%       4.75%         7.61%           9.13
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Alliance VPF Growth & Income                        1/14/91       -98.18%       6.80%         6.95%           6.96
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Alliance VPF Premier Growth                         6/26/92       -93.77%       8.74%         11.16%          5.52
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Dreyfus VIF Capital Appreciation                    4/05/93       -98.83%        N/A          6.71%           4.74
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Dreyfus VIF Small Cap                               8/31/90      -100.00%      14.21%         37.28%          7.34
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Janus Aspen Balanced                                9/13/93      -100.00%        N/A          -0.89%          4.30
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Janus Aspen Worldwide Growth                        9/13/93      -100.00%        N/A          8.16%           4.30
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
MFS VIT Emerging Growth                             7/24/95      -100.00%        N/A         -11.10%          2.44
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
MFS VIT Growth with Income                          10/09/95      -97.32%        N/A         -11.43%          2.23
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
MFS VIT Research                                    7/26/95      -100.00%        N/A         -12.66%          2.44
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

Morgan Stanley Dean Witter UF Fixed Income          1/02/97      -100.00%        N/A         -100.00%         1.00

------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

Morgan Stanley Dean Witter UF High Yield            1/02/97      -100.00%        N/A         -100.00%         1.00

------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

Morgan Stanley Dean Witter UF International         1/02/97      -100.00%        N/A         -100.00%         1.00
Magnum

------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
OCC Accumulation Trust Managed(1)                   8/01/88      -100.00%       7.46%         14.69%          9.42
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
OCC Accumulation Trust Small Cap(2)                 8/01/88      -100.00%       1.67%         9.57%           9.42
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Transamerica  VIF Growth (3)                        2/26/69       -82.74%      18.96%         19.98%           N/A
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Transamerica VIF Money Market                       1/01/98         N/A          N/A           N/A             N/A
------------------------------------------------------------------------------------------------------------------------


(1) On September 16th, 1994, an investment company which had commenced operations on August 1, 1988, called Quest for Value Accumulation Trust, (the Old Trust), was effectively divided into two investment funds - the Old Trust and the present OCC Accumulation Trust, (the Present Trust), at which time the Present Trust commenced operations. The total net assets of the managed portfolio immediately after the transaction were $682,601,380 in the Old Trust and $51,345,102 in the Present Trust. For the period prior to September 16, 1994, the performance figures for the managed portfolio of the Present Trust reflect the performance of the managed portfolio of the Old Trust.

(2) On September 16th, 1994, an investment company which had commenced operations on August 1, 1988, called Quest for Value Accumulation Trust, (the Old Trust), was effectively divided into two investment funds - the Old Trust and the present OCC Accumulation Trust (the Present Trust) at which time the Present Trust commenced operations. The total net assets of the Small Cap Portfolio immediately after the transaction were $139,812,573 in the Old Trust and $8,129,274 in the Present Trust. For the period prior to September 16, 1994, the performance figures for the Small Cap Portfolio of the Present Trust reflect the performance of the Small Cap Portfolio of the Old Trust.


(3) The Growth Portfolio of the Transamerica Variable Insurance Fund, Inc., is the successor to Separate Account Fund C of Transamerica Occidental Life Insurance Company, a management investment company funding variable annuities, through a reorganization on November 1, 1996. Accordingly, the performance data for the Transamerica VIF Growth Portfolio includes performance of its predecessor.

Performance information reflects only the performance of a hypothetical investment during the particular time period on which the calculations are based. One-year total return and average annual total return figures are based on historical earnings and are not intended to indicate future performance. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the portfolio in which a sub-account invests and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

                        Table II: Sub-Account Performance
             Excluding Monthly Policy Charges and Surrender Charges

The following performance information is based on the periods that the portfolios have been in existence. The performance information is net of total portfolio expenses, all sub-account charges and premium tax and expense charges. The data does NOT reflect monthly charges under the policies or surrender charges. Returns are for the period ending December 31,1998.

------------------------------------------------------------------------------------------------------------
                                                                                   10 Year or     Number
                                                                                   Life of the      of
                                                                                    Portfolio      Years
                                                                        5 Year      (if Less       Since
                                                                        Average      than 10     Inception
               Sub-Account                   Portfolio      1 Year      Annual     Years Since   (if Less
             Investing in the                Inception   Total Return    Total     Inception)     than 10
         Corresponding Portfolio               Date                     Return       Average      Years)
                                                                                  Annual Total
                                                                                     Return
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Alger American Income & Growth               11/15/88       29.80%      15.03%       12.07%        9.13
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Alliance VPF Growth & Income                  1/14/91       22.66%      16.88%       13.36%        6.96
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Alliance VPF Premier Growth                   6/26/92       27.48%      18.64%       19.37%        5.52
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Dreyfus VIF Capital Appreciation              4/05/93       21.95%        N/A        17.33%        4.74
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Dreyfus VIF Small Cap                         8/31/90       11.18%      23.63%       41.78%        7.34
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Janus Aspen Balanced                          9/13/93       16.28%        N/A        13.54%        4.30
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Janus Aspen Worldwide Growth                  9/13/93       16.33%        N/A        20.08%        4.30
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
MFS VIT Emerging Growth                       7/24/95       16.09%        N/A        19.39%        2.44
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
MFS VIT Growth with Income                   10/09/95       23.60%        N/A        22.90%        2.23
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
MFS VIT Research                              7/26/95       14.53%        N/A        18.02%        2.44
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

Morgan Stanley Dean Witter UF Fixed Income    1/02/97       4.70%         N/A         4.70%        1.00

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

Morgan Stanley Dean Witter UF High Yield      1/02/97       8.12%         N/A         8.12%        1.00

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

Morgan Stanley Dean Witter UF                 1/02/97       -1.14%        N/A        -1.14%        1.00
International Magnum

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
OCC Accumulation Trust Managed (1)            8/01/88       16.52%      17.48%       18.60%        9.42
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
OCC Accumulation Trust Small Cap (2)          8/01/88       16.46%      12.29%       13.77%        9.42
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Transamerica  VIF Growth (3)                  2/26/69       39.53%      28.03%       23.94%         N/A
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Transamerica VIF Money Market                 1/01/98        N/A          N/A          N/A          N/A
------------------------------------------------------------------------------------------------------------

(1) On September 16th, 1994, an investment company which had commenced operations on August 1, 1988, called Quest for Value Accumulation Trust, the Old Trust was effectively divided into two investment funds - the Old Trust and the present OCC Accumulation Trust, the Present Trust at which time the Present Trust commenced operations. The total net assets of the managed portfolio immediately after the transaction were $682,601,380 in the Old Trust and $51,345,102 in the Present Trust. For the period prior to September 16, 1994, the performance figures for the managed portfolio of the Present Trust reflect the performance of the managed portfolio of the Old Trust.

(2) On September 16th, 1994, an investment company which had commenced operations on August 1, 1988, called Quest for Value Accumulation Trust, the Old Trust was effectively divided into two investment funds - the Old Trust and the present OCC Accumulation Trust, the Present Trust at which time the Present Trust commenced operations. The total net assets of the Small Cap Portfolio immediately after the transaction were $139,812,573 in the Old Trust and $8,129,274 in the Present Trust. For the period prior to September 16, 1994, the performance figures for the Small Cap Portfolio of the Present Trust reflect the performance of the Small Cap Portfolio of the Old Trust.

(3) The Growth Portfolio of the Transamerica Variable Insurance Fund, Inc., is the successor to Separate Account Fund C of Transamerica Occidental Life Insurance Company, a management investment company funding variable annuities, through a reorganization on November 1, 1996. Accordingly, the performance data for the Transamerica VIF Growth Portfolio includes performance of its predecessor.

Performance information reflects only the performance of a hypothetical investment during the particular time period on which the calculations are based. One-year total return and average annual total return figures are based on historical earnings and are not intended to indicate future performance. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the portfolio in which a sub-account invests and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

Legal Proceedings

There are no pending legal proceedings involving the separate account or its assets. Transamerica is not involved in any litigation that is materially important to its total assets.

Addition, Deletion or Substitution of Investments

We reserve the right, subject to law, to make additions to, deletions from, or substitutions for the shares that are held in the sub-accounts. We may redeem the shares of a portfolio and substitute shares of another registered open-end management company if:

          The shares of the portfolio are no longer available for investment; or

          In our judgment further investment in the portfolio would be improper based on the purposes of the separate account or the affected sub-account.

Where the 1940 Act or other law requires, we will not substitute any shares respecting a policy interest in a sub-account without notice to policy owners and prior approval of the SEC and state insurance authorities. The separate account may, as the law allows, purchase other securities for other policies or allow a conversion between policies on a policy owner's request.

We reserve the right to establish additional sub-accounts funded by a new portfolio or by another investment company. Subject to law, we may, in our sole discretion, establish new sub-accounts or eliminate one or more sub-accounts.

Shares of the portfolios are issued to other separate accounts of Transamerica and its affiliates that fund variable annuity contracts. Shares of the portfolios are also issued to other unaffiliated insurance companies. This practice is referred to as shared funding. It is conceivable that in the future such mixed funding or shared funding may be disadvantageous for variable life policy owners or variable annuity policy owners. Transamerica does not believe that mixed funding is currently disadvantageous to either variable life insurance policy owners or variable annuity policy owners. Transamerica will monitor events to identify any material conflicts among policy owners because of mixed funding. If Transamerica concludes that separate portfolios should be established for variable life and variable annuity separate accounts, we will bear the expenses.

We may change the policy to reflect a substitution or other change and will notify policy owners of the change. Subject to any approvals the law may require, the separate account or any sub-accounts may be:

      Operated as a management company under the 1940 Act;

      Deregistered under the 1940 Act if registration is no longer required; or

      Combined with other sub-accounts or our other separate accounts.


PREPARING FOR YEAR 2000

 The Year 2000 issue is the result of computer programs being written using two digits rather than four to define the applicable year. Any of the Company's computer programs that have date-sensitive software may recognize a date using 00 as the year 1900 rather than the year 2000. This could result in a system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices or engage in similar normal business activities. Although the Company does not believe that there is a material contingency associated with the Year 2000 project, there can be no assurance that exposure for material contingencies will not arise.

The above is subject to the Year 2000 Readiness Disclosure Act. This act may limit your legal rights in the event of a dispute

Further Information

We have filed a 1933 Act registration statement for this offering with the SEC. Under SEC rules and regulations, we have omitted from this prospectus parts of the registration statement and amendments. Statements contained in this prospectus are summaries of the policy and other legal documents. The complete documents and omitted information may be obtained from the SEC's principal office in Washington, D.C., on payment of the SEC's prescribed fees.


More Information About the Fixed Account

This prospectus serves as a disclosure document only for the aspects of the policy relating to the separate account. For complete details on the fixed account, read the policy itself. The fixed account and other interests in our general account are not regulated under the 1933 Act or the 1940 Act because of exemption and exclusionary provisions. 1933 Act provisions on the accuracy and completeness of statements made in prospectuses may apply to information on the fixed part of the policy and the fixed account. The SEC has not reviewed the disclosures in this section of the prospectus.

General Description - You may allocate part or all of your net payments to accumulate at a fixed rate of interest in the fixed account. The fixed account is a part of our general account. The general account is made up of all of our general assets other than those allocated to any separate account. Allocations to the fixed account become part of our general account assets and are used to support insurance and annuity obligations.

Fixed Account Interest - We guarantee amounts allocated to the fixed account as to principal and a minimum rate of interest. The interest rates credited to the portion of policy value in the fixed account are set by us, but will never be less than 4% per year. We may establish higher interest rates, and the initial interest rates and the renewal interest rates may be different. We will guarantee initial interest rates on amounts allocated to the fixed account, either as payments or transfers, to the next policy anniversary. At each policy anniversary, we will credit the renewal interest rate effective on that date to money remaining in the fixed account. We will guarantee this rate for one year. The initial and the renewal interest rates do not apply to the portion of the policy value in the fixed account which secures any outstanding loan.

Transfers, Surrenders, Partial Withdrawals and Policy Loans - If a policy is surrendered or if a partial withdrawal is made, a surrender charge or partial withdrawal charge may be imposed. On a decrease in face amount, the surrender charge deducted is a fraction of the charge that would apply to a full surrender. We deduct partial withdrawals from the portion of the policy value allocated to the fixed account on a last-in/first-out basis.

The first 12 transfers in a policy year are free. After that, we will deduct a $10 transfer charge for each transfer in that policy year. We may increase the charge to a maximum of $25. The transfer privilege is subject to our consent and to our then current rules.


Policy loans may also be made from the portion of the policy value in the fixed account. We will credit that part of the policy value that is equal to any outstanding loan with interest at an effective annual yield of at least 6.0%, or preferred loans 7.5%. For policies issued subject to the jurisdiction of the Virgin Islands, effective annual yield will be at least 4.0% and, for preferred loans 5.5%.


We may delay transfers, surrenders, partial withdrawals, net death benefits and policy loans from the fixed account for up to six months, subject to state law. However, if payment is delayed for 30 days or more, we will pay interest at least equal to an effective annual yield of 3.0% per year for the deferment. Amounts from the fixed account used to make payments on policies that we or our affiliates issue will not be delayed.

      Independent Auditors

The consolidated financial statements of Transamerica at December 31, 1997, have been audited by Ernst & Young LLP, Independent Auditors, as set forth in their report appearing elsewhere herein, and are included in reliance on such report given upon the authority of such firm as experts in accounting and auditing. There are no audited financial statements for the separate account since it had not commenced operations as of December 31, 1997.

Financial Statements

Financial Statements for Transamerica are included in this prospectus, starting on the next page. Transamerica Occidental Life Separate Account VUL-1 had not yet commenced operations as of December 31, 1997, and, therefore, no financial statement is included for the separate account. The financial statements of Transamerica should be considered only as bearing on our ability to meet our obligations under the policy. They should not be considered as bearing on the investment performance of the assets held in the separate account.

A-1

                APPENDIX A - GUIDELINE MINIMUM SUM INSURED TABLE



The guideline minimum sum insured is a percentage of the policy value as set forth below, according to federal tax regulations:




                       Guideline Minimum Sum Insured Table



Attained Age                     Percentage                      Attained Age                    Percentage
------------                     ----------                      ------------                    ----------
40 or less                       250%                            60                              130%
41                               243%                            61                              128%
42                               236%                            62                              126%
43                               229%                            63                              124%
44                               222%                            64                              122%
45                               215%                            65                              120%
46                               209%                            66                              119%
47                               203%                            67                              118%
48                               197%                            68                              117%
49                               191%                            69                              116%
50                               185%                            70                              115%
51                               178%                            71                              113%
52                               171%                            72                              111%
53                               164%                            73                              109%
54                               157%                            74                              107%
55                               150%                            75-90                           105%
56                               146%                            91                              104%
57                               142%                            92                              103%
58                               138%                            93                              102%
59                               134%                            94-115                          101%


                    APPENDIX B - OPTIONAL INSURANCE BENEFITS



This Appendix provides only a summary of other insurance benefits available by rider. There may be an additional charge for benefits under a rider. Rider availability is subject to state law and approval.

WAIVER OF PAYMENT RIDER

         This rider provides that, during periods of total disability continuing more than four months, we will add to the Policy Value an amount you selected, or the amount needed to pay the monthly insurance protection charges, or the amount needed to pay the minimum monthly payment (during the time the minimum monthly payment applies), whichever is greatest. This amount will keep the Policy in force, within limits. This benefit is subject to our maximum issue benefits. Its cost will change yearly.

GUARANTEED INSURABILITY RIDER

         This rider guarantees that insurance may be added at various option dates without evidence of insurability. This benefit may be exercised on the option dates even if the insured is disabled.

CHILDREN'S INSURANCE RIDER

         This rider provides a term insurance benefit for the Insured's child or children, subject to age limitations. The rider includes a feature that allows the insured child to convert the coverage to another type of policy issued by us, subject to our issue size and issue age limitations.

OPTION TO ACCELERATE DEATH BENEFITS (LIVING BENEFITS RIDER)

         This rider allows the Policy owner to elect to receive part of the net death benefit under the Policy prior to the insured's death if the insured becomes terminally ill, as defined in the rider.

GUARANTEED DEATH BENEFIT RIDER

         This rider provides that if the Policy owner makes payments, minus partial withdrawals, partial withdrawal charges and any outstanding loans, of a sufficient amount to the Policy, then we guarantee that the Policy will not lapse prior to the final payment date. After the final payment date, the rider guarantees a minimum death benefit. The rider remains effective only if, on each Policy anniversary through the final payment date, payments, less partial withdrawals, partial withdrawal charges and any outstanding loans, satisfy the required payment amounts. Once terminated, the rider may not be reinstated.

                          APPENDIX C - PAYMENT OPTIONS

         PAYMENT OPTIONS - On written request, the surrender value or all or part of any payable net death benefit may be paid under one or more payment options then offered by Transamerica. If you do not make an election, we will pay the benefits in a single sum. If a payment option is selected, the beneficiary may pay to us any amount that would otherwise be deducted from the death benefit. A certificate will be provided to the payee describing the payment option selected.

         The amounts payable under a payment option are paid from our General Account. These amounts are not based on the investment experience of the Separate Account.

         SELECTION OF PAYMENT OPTIONS - The amount applied under any one option for any one payee must be at least $5,000. The periodic payment for any one payee must be at least $50. Subject to the Policy owner and beneficiary provisions, any option selection may be changed before the net death benefit becomes payable. If you make no selection, the beneficiary may select an option when the net death benefit becomes payable.

                  APPENDIX D - ILLUSTRATIONS OF DEATH BENEFIT,
                     POLICY VALUES AND ACCUMULATED PAYMENTS

         The following tables illustrate the way in which the Policy's Surrender Value, Death Benefit and Policy Value could vary over an extended period of time.

         Assumptions

         The tables illustrate a Policy issued to a male, Age 30, under a standard underwriting class and qualifying for the non-smoker rates, and a Policy issued to a male, Age 45, under a standard underwriting class and qualifying for the non-smoker rates. One set of tables illustrates the Level Death Benefit Option; another set illustrates the Adjustable Death Benefit Option. In each case, one table illustrates the guaranteed cost of insurance rates and the other table illustrates the current cost of insurance rates as presently in effect.

         The tables assume that no Policy loans have been made, that you have not requested an increase or decrease in the initial face amount, that no partial withdrawals have been made, and that no transfers above 12 have been made in any Policy year (so that no related transaction or transfer charges have been incurred).

         The tables assume that all payments are allocated to and remain in the Separate Account for the entire period shown. The tables are based on hypothetical gross investment rates of return for the portfolios (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross (after tax) annual rates of 0%, 6%, and 12%. The tables also show the amount that would accumulate if payments accumulated at 5% interest.

         The Policy Values and Death Benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below such averages for individual Policy years. The values also would be different depending on the allocation of the Policy's total Policy Value among the sub-accounts if the actual rates of return averaged 0%, 6% or 12%, but the rates of each portfolio varied above and below such averages.

         Deductions for Charges

         The tables reflect deduction of the payment expense charge, the administration charge, the mortality and expense risk charge, and the monthly insurance protection charge. The amounts shown in the tables also take into account portfolio management fees and operating expenses, which averaged an annual rate of 0.85% of the average daily net assets of the portfolios. This annual rate is based on the average of the expense ratios of each of the portfolios for the last fiscal year and takes into account current expense reimbursement arrangements. The fees and expenses of each portfolio vary, and in 1997 the total fees and expenses ranged from an annual rate of 0.70% to an annual rate of 1.15% of average daily net assets. The fees and expenses of your Policy may be more or less than 0.85% in the aggregate, depending on how you make allocations of Policy Value among the sub-accounts. For more information on portfolio expenses, see Portfolio Expenses table in this prospectus and the prospectuses for the portfolios.

         Net Annual Rates of Investment

         Applying  the  current   mortality   and  expense   risk  charge,   the
         administration charge, and the average portfolio management fees and operating expenses of 0.85% of average net assets, the gross annual rates of investment return of 0%, 6% and 12% would produce net annual rates of -1.65%, 4.35% and 10.35%, respectively, during the first 10 Policy years and -1.50%, 4.50% and 10.50%, respectively, after that.

The hypothetical returns shown in the tables do not reflect any charges for income taxes against the Separate Account since no charges are currently made. However, if in the future the charges are made, to produce the illustrated death benefits and Policy values, the gross annual investment rate of return would have to exceed 0%, 6% or 12% by a sufficient amount to cover the tax charges.

On request, we will provide a comparable illustration based on the proposed Insured's age, sex, and underwriting class, and the requested face amount, death benefit option and riders.



                          TRANSAMERICA OCCIDENTAL LIFE
                             SEPARATE ACCOUNT VUL-1
                 FLEXIBLE PAYMENT VARIABLE LIFE INSURANCE POLICY
                                                                                                           Male Non-Smoker Age 30
                                                                                                           Face Amount:  $100,000
                                                                                                                     Level Option
                       BASED ON CURRENT MONTHLY INSURANCE
     PROTECTION CHARGES (WITHOUT RIDERS), MORTALITY AND EXPENSE RISK CHARGE,
                  ADMINISTRATION CHARGE AND PORTFOLIO EXPENSES
------------------------------------------------------------------------------------------------------------------------------
         Payments           Hypothetical 0%                    Hypothetical 6%                     Hypothetical 12%
        Made Plus       Gross Investment Return            Gross Investment Return             Gross Investment Return
         Interest
Policy  At 5% Per   Surrender   Policy      Death      Surrender   Policy      Death      Surrender    Policy       Death
 Year      Year       Value      Value     Benefit       Value      Value     Benefit       Value      Value       Benefit
 ----      ----       -----      -----     -------       -----      -----     -------       -----      -----       -------
   1       $919        $0        $685      $100,000       $0        $730      $100,000       $0         $776      $100,000
   2      $1,883      $373      $1,359     $100,000      $508      $1,494     $100,000      $648       $1,634     $100,000
   3      $2,896     $1,147     $2,023     $100,000     $1,415     $2,291     $100,000     $1,706      $2,582     $100,000
   4      $3,960     $1,910     $2,677     $100,000     $2,358     $3,125     $100,000     $2,863      $3,630     $100,000
   5      $5,077     $2,652     $3,309     $100,000     $3,327     $3,984     $100,000     $4,118      $4,775     $100,000
   6      $6,249     $3,373     $3,921     $100,000     $4,322     $4,870     $100,000     $5,481      $6,029     $100,000
   7      $7,480     $4,086     $4,524     $100,000     $5,359     $5,797     $100,000     $6,978      $7,416     $100,000
   8      $8,773     $4,778     $5,106     $100,000     $6,425     $6,753     $100,000     $8,608      $8,936     $100,000
   9     $10,131     $5,450     $5,669     $100,000     $7,523     $7,742     $100,000     $10,387    $10,606     $100,000
  10     $11,556     $6,103     $6,212     $100,000     $8,656     $8,765     $100,000     $12,332    $12,441     $100,000
  11     $13,052     $6,742     $6,742     $100,000     $9,832     $9,832     $100,000     $14,474    $14,474     $100,000
  12     $14,624     $7,249     $7,249     $100,000     $10,934    $10,934    $100,000     $16,710    $16,710     $100,000
  13     $16,274     $7,733     $7,733     $100,000     $12,073    $12,073    $100,000     $19,171    $19,171     $100,000
  14     $18,006     $8,194     $8,194     $100,000     $13,248    $13,248    $100,000     $21,882    $21,882     $100,000
  15     $19,825     $8,630     $8,630     $100,000     $14,461    $14,461    $100,000     $24,868    $24,868     $100,000
  16     $21,735     $9,045     $9,045     $100,000     $15,718    $15,718    $100,000     $28,165    $28,165     $100,000
  17     $23,741     $9,432     $9,432     $100,000     $17,013    $17,013    $100,000     $31,800    $31,800     $100,000
  18     $25,847     $9,798     $9,798     $100,000     $18,355    $18,355    $100,000     $35,817    $35,817     $100,000
  19     $28,058     $10,142    $10,142    $100,000     $19,747    $19,747    $100,000     $40,259    $40,259     $100,000
  20     $30,379     $10,463    $10,463    $100,000     $21,188    $21,188    $100,000     $45,173    $45,173     $100,000
Age 60   $61,041     $11,967    $11,967    $100,000     $38,721    $38,721    $100,000    $133,576    $133,576    $178,992
Age 65   $82,982     $11,138    $11,138    $100,000     $50,170    $50,170    $100,000    $223,102    $223,102    $272,184
Age 70   $110,985    $8,801     $8,801     $100,000     $64,269    $64,269    $100,000    $369,031    $369,031    $428,076
Age 75   $146,725    $3,737     $3,737     $100,000     $82,139    $82,139    $100,000    $607,641    $607,641    $650,176
------------------------------------------------------------------------------------------------------------------------------

(1) Assumes a payment of $875 (approximately 90% of the guideline level premium) is made at the beginning of each Policy Year. Values will be different if payments are made with a different frequency or in different amounts.

(2) Assumes that no Policy loan has been made. Excessive loans or partial withdrawals may cause this Policy to lapse because of insufficient Policy Value.

     THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY. THEY ARE NOT REPRESENTATIVE OF PAST OR FUTURE INVESTMENT RATES OF RETURN. INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THESE HYPOTHETICAL INVESTMENT RATES OF RETURN MAY NOT BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD.

                          TRANSAMERICA OCCIDENTAL LIFE
                             SEPARATE ACCOUNT VUL-1
                 FLEXIBLE PAYMENT VARIABLE LIFE INSURANCE POLICY

                                                                                                           Male Non-Smoker Age 30
                                                                                                           Face Amount:  $100,000
                                                                                                                     Level Option
                      BASED ON GUARANTEED MONTHLY INSURANCE
     PROTECTION CHARGES (WITHOUT RIDERS), MORTALITY AND EXPENSE RISK CHARGE,
                  ADMINISTRATION CHARGE AND PORTFOLIO EXPENSES
-------------------------------------------------------------------------------------------------------------------------------
           Payments           Hypothetical 0%                    Hypothetical 6%                    Hypothetical 12%
          Made Plus       Gross Investment Return            Gross Investment Return             Gross Investment Return
           Interest
 Policy   At 5% Per   Surrender   Policy      Death      Surrender   Policy      Death       Surrender     Policy     Death
  Year       Year       Value      Value     Benefit       Value      Value     Benefit        Value       Value     Benefit
  ----       ----       -----      -----     -------       -----      -----     -------        -----       -----     -------
    1        $919        $0        $683      $100,000       $0        $729      $100,000        $0          $775     $100,000
    2       $1,883      $369      $1,355     $100,000      $504      $1,490     $100,000       $644        $1,630    $100,000
    3       $2,896     $1,140     $2,016     $100,000     $1,408     $2,284     $100,000      $1,698       $2,574    $100,000
    4       $3,960     $1,899     $2,666     $100,000     $2,346     $3,113     $100,000      $2,849       $3,616    $100,000
    5       $5,077     $2,637     $3,294     $100,000     $3,308     $3,965     $100,000      $4,097       $4,754    $100,000
    6       $6,249     $3,352     $3,900     $100,000     $4,296     $4,844     $100,000      $5,449       $5,997    $100,000
    7       $7,480     $4,058     $4,496     $100,000     $5,322     $5,760     $100,000      $6,932       $7,370    $100,000
    8       $8,773     $4,743     $5,071     $100,000     $6,378     $6,706     $100,000      $8,546       $8,874    $100,000
    9      $10,131     $5,406     $5,625     $100,000     $7,462     $7,681     $100,000      $10,304     $10,523    $100,000
   10      $11,556     $6,051     $6,160     $100,000     $8,580     $8,689     $100,000      $12,223     $12,332    $100,000
   11      $13,052     $6,664     $6,664     $100,000     $9,718     $9,718     $100,000      $14,308     $14,308    $100,000
   12      $14,624     $7,148     $7,148     $100,000     $10,782    $10,782    $100,000      $16,480     $16,480    $100,000
   13      $16,274     $7,603     $7,603     $100,000     $11,872    $11,872    $100,000      $18,858     $18,858    $100,000
   14      $18,006     $8,041     $8,041     $100,000     $13,000    $13,000    $100,000      $21,476     $21,476    $100,000
   15      $19,825     $8,450     $8,450     $100,000     $14,157    $14,157    $100,000      $24,349     $24,349    $100,000
   16      $21,735     $8,831     $8,831     $100,000     $15,346    $15,346    $100,000      $27,507     $27,507    $100,000
   17      $23,741     $9,185     $9,185     $100,000     $16,568    $16,568    $100,000      $30,979     $30,979    $100,000
   18      $25,847     $9,501     $9,501     $100,000     $17,816    $17,816    $100,000      $34,794     $34,794    $100,000
   19      $28,058     $9,792     $9,792     $100,000     $19,101    $19,101    $100,000      $38,998     $38,998    $100,000
   20      $30,379     $10,046    $10,046    $100,000     $20,416    $20,416    $100,000      $43,628     $43,628    $100,000
 Age 60    $61,041     $9,756     $9,756     $100,000     $35,299    $35,299    $100,000     $126,569     $126,569   $169,602
 Age 65    $82,982     $6,055     $6,055     $100,000     $43,222    $43,222    $100,000     $208,604     $208,604   $254,497
 Age 70    $110,985      $0         $0          $0        $50,593    $50,593    $100,000     $339,021     $339,021   $393,265
 Age 75    $146,725      $0         $0          $0        $56,137    $56,137    $100,000     $547,506     $547,506   $585,831
-------------------------------------------------------------------------------------------------------------------------------

(1) Assumes a payment of $875 (approximately 90% of the guideline level premium) is made at the beginning of each Policy Year. Values will be different if payments are made with a different frequency or in different amounts.

     (2) Assumes that no Policy loan has been made. Excessive loans or partial withdrawals may cause this Policy to lapse because of insufficient Policy Value.

     THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY. THEY ARE NOT REPRESENTATIVE OF PAST OR FUTURE INVESTMENT RATES OF RETURN. INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THESE HYPOTHETICAL INVESTMENT RATES OF RETURN MAY NOT BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD.

                          TRANSAMERICA OCCIDENTAL LIFE
                             SEPARATE ACCOUNT VUL-1
                 FLEXIBLE PAYMENT VARIABLE LIFE INSURANCE POLICY

                                                                                                           Male Non-Smoker Age 45
                                                                                                           Face Amount:  $250,000
                                                                                                                     Level Option
                       BASED ON CURRENT MONTHLY INSURANCE
     PROTECTION CHARGES (WITHOUT RIDERS), MORTALITY AND EXPENSE RISK CHARGE,
                  ADMINISTRATION CHARGE AND PORTFOLIO EXPENSES
-------------------------------------------------------------------------------------------------------------------------------
           Payments            Hypothetical 0%                   Hypothetical 6%                    Hypothetical 12%
           Made Plus       Gross Investment Return           Gross Investment Return             Gross Investment Return
           Interest
 Policy    At 5% Per  Surrender   Policy      Death      Surrender    Policy      Death     Surrender     Policy      Death
  Year       Year       Value      Value     Benefit       Value      Value      Benefit      Value        Value     Benefit
  ----       ----       -----      -----     -------       -----      -----      -------      -----        -----     -------
    1       $4,410        $0      $3,174     $250,000       $0        $3,391    $250,000        $0        $3,608     $250,000
    2       $9,041      $1,904    $6,249     $250,000     $2,536      $6,881    $250,000      $3,195      $7,540     $250,000
    3       $13,903     $5,343    $9,205     $250,000     $6,593     $10,456    $250,000      $7,950      $11,813    $250,000
    4       $19,008     $8,679    $12,059    $250,000     $10,754    $14,134    $250,000     $13,098      $16,478    $250,000
    5       $24,368    $11,896    $14,794    $250,000     $15,005    $17,902    $250,000     $18,662      $21,560    $250,000
    6       $29,996    $14,993    $17,408    $250,000     $19,348    $21,763    $250,000     $24,688      $27,103    $250,000
    7       $35,906    $17,963    $19,893    $250,000     $23,782    $25,712    $250,000     $31,219      $33,149    $250,000
    8       $42,112    $20,789    $22,237    $250,000     $28,293    $29,741    $250,000     $38,297      $39,744    $250,000
    9       $48,627    $23,465    $24,430    $250,000     $32,880    $33,845    $250,000     $45,977      $46,942    $250,000
   10       $55,469    $25,974    $26,456    $250,000     $37,530    $38,013    $250,000     $54,317      $54,800    $250,000
   11       $62,652    $28,768    $28,768    $250,000     $42,707    $42,707    $250,000     $63,856      $63,856    $250,000
   12       $70,195    $30,968    $30,968    $250,000     $47,555    $47,555    $250,000     $73,841      $73,841    $250,000
   13       $78,114    $33,058    $33,058    $250,000     $52,567    $52,567    $250,000     $84,869      $84,869    $250,000
   14       $86,430    $35,040    $35,040    $250,000     $57,754    $57,754    $250,000     $97,064      $97,064    $250,000
   15       $95,161    $36,906    $36,906    $250,000     $63,123    $63,123    $250,000     $110,563    $110,563    $250,000
   16      $104,330    $38,653    $38,653    $250,000     $68,681    $68,681    $250,000     $125,522    $125,522    $250,000
   17      $113,956    $40,278    $40,278    $250,000     $74,440    $74,440    $250,000     $142,120    $142,120    $250,000
   18      $124,064    $41,772    $41,772    $250,000     $80,407    $80,407    $250,000     $160,557    $160,557    $250,000
   19      $134,677    $43,125    $43,125    $250,000     $86,591    $86,591    $250,000     $181,064    $181,064    $250,000
   20      $145,821    $44,330    $44,330    $250,000     $93,004    $93,004    $250,000     $203,906    $203,906    $250,000
 Age 60     $95,161    $36,906    $36,906    $250,000     $63,123    $63,123    $250,000     $110,563    $110,563    $250,000
 Age 65    $145,821    $44,330    $44,330    $250,000     $93,004    $93,004    $250,000     $203,906    $203,906    $250,000
 Age 70    $210,477    $48,162    $48,162    $250,000    $129,301    $129,301   $250,000     $359,437    $359,437    $416,947
 Age 75    $292,995    $46,159    $46,159    $250,000    $174,370    $174,370   $250,000     $613,726    $613,726    $656,686
-------------------------------------------------------------------------------------------------------------------------------

(1) Assumes a payment of $4,200 (approximately 90% of the guideline level premium) is made at the beginning of each Policy Year. Values will be different if payments are made with a different frequency or in different amounts.

     (2) Assumes that no Policy loan has been made. Excessive loans or partial withdrawals may cause this Policy to lapse because of insufficient Policy Value.

     THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY. THEY ARE NOT REPRESENTATIVE OF PAST OR FUTURE INVESTMENT RATES OF RETURN. INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THESE HYPOTHETICAL INVESTMENT RATES OF RETURN MAY NOT BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD.

                          TRANSAMERICA OCCIDENTAL LIFE
                             SEPARATE ACCOUNT VUL-1
                 FLEXIBLE PAYMENT VARIABLE LIFE INSURANCE POLICY

                                                                                                           Male Non-Smoker Age 45
                                                                                                           Face Amount:  $250,000
                                                                                                                     Level Option
                      BASED ON GUARANTEED MONTHLY INSURANCE
     PROTECTION CHARGES (WITHOUT RIDERS), MORTALITY AND EXPENSE RISK CHARGE,
                  ADMINISTRATION CHARGE AND PORTFOLIO EXPENSES
-------------------------------------------------------------------------------------------------------------------------------
           Payments            Hypothetical 0%                    Hypothetical 6%                   Hypothetical 12%
           Made Plus       Gross Investment Return            Gross Investment Return            Gross Investment Return
           Interest
 Policy    At 5% Per   Surrender    Policy      Death    Surrender    Policy      Death     Surrender     Policy      Death
  Year       Year        Value       Value     Benefit     Value      Value      Benefit      Value        Value     Benefit
  ----       ----        -----       -----     -------     -----      -----      -------      -----        -----     -------
    1       $4,410        $0        $3,169     $250,000      $0       $3,385    $250,000        $0        $3,602     $250,000
    2       $9,041      $1,888      $6,233     $250,000    $2,520     $6,865    $250,000      $3,178      $7,523     $250,000
    3       $13,903     $5,304      $9,167     $250,000    $6,552    $10,415    $250,000      $7,907      $11,769    $250,000
    4       $19,008     $8,622      $12,002    $250,000   $10,690    $14,070    $250,000     $13,026      $16,406    $250,000
    5       $24,368     $11,817     $14,714    $250,000   $14,911    $17,809    $250,000     $18,553      $21,450    $250,000
    6       $29,996     $14,864     $17,279    $250,000   $19,195    $21,610    $250,000     $24,505      $26,920    $250,000
    7       $35,906     $17,798     $19,728    $250,000   $23,577    $25,507    $250,000     $30,965      $32,895    $250,000
    8       $42,112     $20,590     $22,037    $250,000   $28,033    $29,481    $250,000     $37,958      $39,406    $250,000
    9       $48,627     $23,219     $24,184    $250,000   $32,547    $33,512    $250,000     $45,527      $46,492    $250,000
   10       $55,469     $25,664     $26,147    $250,000   $37,101    $37,583    $250,000     $53,718      $54,200    $250,000
   11       $62,652     $27,930     $27,930    $250,000   $41,701    $41,701    $250,000     $62,611      $62,611    $250,000
   12       $70,195     $29,511     $29,511    $250,000   $45,850    $45,850    $250,000     $71,791      $71,791    $250,000
   13       $78,114     $30,896     $30,896    $250,000   $50,037    $50,037    $250,000     $81,842      $81,842    $250,000
   14       $86,430     $32,063     $32,063    $250,000   $54,249    $54,249    $250,000     $92,861      $92,861    $250,000
   15       $95,161     $32,988     $32,988    $250,000   $58,472    $58,472    $250,000     $104,959    $104,959    $250,000
   16      $104,330     $33,652     $33,652    $250,000   $62,691    $62,691    $250,000     $118,272    $118,272    $250,000
   17      $113,956     $34,030     $34,030    $250,000   $66,895    $66,895    $250,000     $132,958    $132,958    $250,000
   18      $124,064     $34,101     $34,101    $250,000   $71,072    $71,072    $250,000     $149,206    $149,206    $250,000
   19      $134,677     $33,812     $33,812    $250,000   $75,190    $75,190    $250,000     $167,229    $167,229    $250,000
   20      $145,821     $33,088     $33,088    $250,000   $79,197    $79,197    $250,000     $187,279    $187,279    $250,000
 Age 60     $95,161     $32,988     $32,988    $250,000   $58,472    $58,472    $250,000     $104,959    $104,959    $250,000
 Age 65    $145,821     $33,088     $33,088    $250,000   $79,197    $79,197    $250,000     $187,279    $187,279    $250,000
 Age 70    $210,477     $21,739     $21,739    $250,000   $97,741    $97,741    $250,000     $325,916    $325,916    $378,062
 Age 75    $292,995       $0          $0          $0      $108,720   $108,720   $250,000     $547,906    $547,906    $586,259
-------------------------------------------------------------------------------------------------------------------------------

(1) Assumes a payment of $4,200 (approximately 90% of the guideline level premium) is made at the beginning of each Policy Year. Values will be different if payments are made with a different frequency or in different amounts.

     (2) Assumes that no Policy loan has been made. Excessive loans or partial withdrawals may cause this Policy to lapse because of insufficient Policy Value.

     THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY. THEY ARE NOT REPRESENTATIVE OF PAST OR FUTURE INVESTMENT RATES OF RETURN. INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THESE HYPOTHETICAL INVESTMENT RATES OF RETURN MAY NOT BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD.

                          TRANSAMERICA OCCIDENTAL LIFE
                             SEPARATE ACCOUNT VUL-1
                 FLEXIBLE PAYMENT VARIABLE LIFE INSURANCE POLICY

                                                                                                           Male Non-Smoker Age 30
                                                                                                           Face Amount:  $100,000
                                                                                                                Adjustable Option
                       BASED ON CURRENT MONTHLY INSURANCE
     PROTECTION CHARGES (WITHOUT RIDERS), MORTALITY AND EXPENSE RISK CHARGE,
                  ADMINISTRATION CHARGE AND PORTFOLIO EXPENSES
--------------------------------------------------------------------------------------------------------------------------------
           Payments           Hypothetical 0%                    Hypothetical 6%                     Hypothetical 12%
          Made Plus       Gross Investment Return            Gross Investment Return             Gross Investment Return
           Interest
 Policy   At 5% Per  Surrender    Policy      Death      Surrender    Policy      Death     Surrender     Policy       Death
  Year       Year      Value      Value      Benefit       Value      Value      Benefit      Value        Value      Benefit
  ----       ----      -----      -----      -------       -----      -----      -------      -----        -----      -------
    1       $3,360     $1,783     $2,879     $102,879     $1,962      $3,058    $103,058      $2,142      $3,238     $103,238
    2       $6,888     $4,724     $5,710     $105,710     $5,264      $6,250    $106,250      $5,825      $6,811     $106,811
    3      $10,592     $7,618     $8,494     $108,494     $8,704      $9,580    $109,580      $9,878      $10,754    $110,754
    4      $14,482    $10,466    $11,233     $111,233     $12,288    $13,055    $113,055     $14,338      $15,105    $115,105
    5      $18,566    $13,257    $13,914     $113,914     $16,012    $16,669    $116,669     $19,237      $19,894    $119,894
    6      $22,854    $15,991    $16,539     $116,539     $19,879    $20,427    $120,427     $24,618      $25,166    $125,166
    7      $27,357    $18,683    $19,121     $119,121     $23,912    $24,350    $124,350     $30,545      $30,983    $130,983
    8      $32,085    $21,321    $21,649     $121,649     $28,102    $28,430    $128,430     $37,062      $37,390    $137,390
    9      $37,049    $23,903    $24,122     $124,122     $32,457    $32,676    $132,676     $44,228      $44,447    $144,447
   10      $42,262    $26,435    $26,544     $126,544     $36,985    $37,094    $137,094     $52,113      $52,222    $152,222
   11      $47,735    $28,952    $28,952     $128,952     $41,747    $41,747    $141,747     $60,866      $60,866    $160,866
   12      $53,482    $31,306    $31,306     $131,306     $46,591    $46,591    $146,591     $70,399      $70,399    $171,070
   13      $59,516    $33,608    $33,608     $133,608     $51,635    $51,635    $151,635     $80,903      $80,903    $190,931
   14      $65,851    $35,856    $35,856     $135,856     $56,887    $56,887    $156,887     $92,462      $92,462    $211,739
   15      $72,504    $38,050    $38,050     $138,050     $62,352    $62,352    $162,352     $105,183    $105,183    $233,507
   16      $79,489    $40,193    $40,193     $140,193     $68,047    $68,047    $168,047     $119,191    $119,191    $256,260
   17      $86,824    $42,279    $42,279     $142,279     $73,971    $73,971    $173,971     $134,601    $134,601    $281,316
   18      $94,525    $44,315    $44,315     $144,315     $80,142    $80,142    $180,142     $151,567    $151,567    $307,681
   19      $102,611   $46,301    $46,301     $146,301     $86,571    $86,571    $186,571     $170,250    $170,250    $335,392
   20      $111,102   $48,235    $48,235     $148,235     $93,267    $93,267    $193,267     $190,824    $190,824    $364,473
 Age 60    $223,235   $64,346    $64,346     $164,346    $177,171    $177,171   $277,171     $556,525    $556,525    $745,743
 Age 65    $303,476   $69,826    $69,826     $169,826    $233,130    $233,130   $333,130     $926,627    $926,627   $1,130,485
 Age 70    $405,887   $73,236    $73,236     $173,236    $300,924    $300,924   $400,924    $1,529,911  $1,529,911  $1,774,697
 Age 75    $536,593   $73,524    $73,524     $173,524    $382,147    $382,147   $482,147    $2,516,345  $2,516,345  $2,692,489
--------------------------------------------------------------------------------------------------------------------------------

(1) Assumes a payment of $3,200 (approximately 90% of the guideline level premium) is made at the beginning of each Policy Year. Values will be different if payments are made with a different frequency or in different amounts.

     (2) Assumes that no Policy loan has been made. Excessive loans or partial withdrawals may cause this Policy to lapse because of insufficient Policy Value.

     THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY. THEY ARE NOT REPRESENTATIVE OF PAST OR FUTURE INVESTMENT RATES OF RETURN. INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THESE HYPOTHETICAL INVESTMENT RATES OF RETURN MAY NOT BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD.

                          TRANSAMERICA OCCIDENTAL LIFE
                             SEPARATE ACCOUNT VUL-1
                 FLEXIBLE PAYMENT VARIABLE LIFE INSURANCE POLICY

                                                                                                           Male Non-Smoker Age 30
                                                                                                           Face Amount:  $100,000
                                                                                                                Adjustable Option
                      BASED ON GUARANTEED MONTHLY INSURANCE
     PROTECTION CHARGES (WITHOUT RIDERS), MORTALITY AND EXPENSE RISK CHARGE,
                  ADMINISTRATION CHARGE AND PORTFOLIO EXPENSES
--------------------------------------------------------------------------------------------------------------------------------
           Payments            Hypothetical 0%                   Hypothetical 6%                     Hypothetical 12%
           Made Plus       Gross Investment Return           Gross Investment Return             Gross Investment Return
           Interest
 Policy    At 5% Per  Surrender   Policy      Death      Surrender    Policy      Death     Surrender     Policy       Death
  Year       Year       Value     Value      Benefit       Value      Value      Benefit      Value        Value      Benefit
  ----       ----       -----     -----      -------       -----      -----      -------      -----        -----      -------
    1       $3,360     $1,778     $2,874     $102,874     $1,958      $3,054    $103,054      $2,138      $3,234     $103,234
    2       $6,888     $4,711     $5,697     $105,697     $5,250      $6,236    $106,236      $5,811      $6,797     $106,797
    3       $10,592    $7,592     $8,468     $108,468     $8,675      $9,551    $109,551      $9,848      $10,724    $110,724
    4       $14,482    $10,423   $11,190     $111,190     $12,239    $13,006    $113,006     $14,284      $15,051    $115,051
    5       $18,566    $13,194   $13,851     $113,851     $15,937    $16,594    $116,594     $19,150      $19,807    $119,807
    6       $22,854    $15,904   $16,452     $116,452     $19,772    $20,320    $120,320     $24,487      $25,035    $125,035
    7       $27,357    $18,568   $19,006     $119,006     $23,765    $24,203    $124,203     $30,359      $30,797    $130,797
    8       $32,085    $21,174   $21,502     $121,502     $27,909    $28,237    $128,237     $36,806      $37,134    $137,134
    9       $37,049    $23,723   $23,942     $123,942     $32,208    $32,427    $132,427     $43,886      $44,105    $144,105
   10       $42,262    $26,216   $26,325     $126,325     $36,672    $36,781    $136,781     $51,665      $51,774    $151,774
   11       $47,735    $28,643   $28,643     $128,643     $41,294    $41,294    $141,294     $60,200      $60,200    $160,200
   12       $53,482    $30,906   $30,906     $130,906     $45,984    $45,984    $145,984     $69,472      $69,472    $169,472
   13       $59,516    $33,105   $33,105     $133,105     $50,847    $50,847    $150,847     $79,657      $79,657    $187,990
   14       $65,851    $35,253   $35,253     $135,253     $55,901    $55,901    $155,901     $90,843      $90,843    $208,030
   15       $72,504    $37,338   $37,338     $137,338     $61,143    $61,143    $161,143     $103,116    $103,116    $228,918
   16       $79,489    $39,361   $39,361     $139,361     $66,581    $66,581    $166,581     $116,584    $116,584    $250,656
   17       $86,824    $41,325   $41,325     $141,325     $72,222    $72,222    $172,222     $131,362    $131,362    $274,546
   18       $94,525    $43,218   $43,218     $143,218     $78,064    $78,064    $178,064     $147,561    $147,561    $299,549
   19      $102,611    $45,052   $45,052     $145,052     $84,126    $84,126    $184,126     $165,342    $165,342    $325,723
   20      $111,102    $46,818   $46,818     $146,818     $90,407    $90,407    $190,407     $184,844    $184,844    $353,051
 Age 60    $223,235    $60,500   $60,500     $160,500    $168,183    $168,183   $268,183     $528,972    $528,972    $708,823
 Age 65    $303,476    $62,725   $62,725     $162,725    $216,873    $216,873   $316,873     $868,887    $868,887   $1,060,042
 Age 70    $405,887    $59,635   $59,635     $159,635    $271,202    $271,202   $371,202    $1,409,255  $1,409,255  $1,634,735
 Age 75    $536,593    $48,163   $48,163     $148,163    $328,514    $328,514   $428,514    $2,273,080  $2,273,080  $2,432,196
--------------------------------------------------------------------------------------------------------------------------------

(1) Assumes a payment of $3,200 (approximately 90% of the guideline level premium) is made at the beginning of each Policy Year. Values will be different if payments are made with a different frequency or in different amounts.

     (2) Assumes that no Policy loan has been made. Excessive loans or partial withdrawals may cause this Policy to lapse because of insufficient Policy Value.

     THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY. THEY ARE NOT REPRESENTATIVE OF PAST OR FUTURE INVESTMENT RATES OF RETURN. INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THESE HYPOTHETICAL INVESTMENT RATES OF RETURN MAY NOT BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD.

                          TRANSAMERICA OCCIDENTAL LIFE
                             SEPARATE ACCOUNT VUL-1
                 FLEXIBLE PAYMENT VARIABLE LIFE INSURANCE POLICY

                                                                                                           Male Non-Smoker Age 45
                                                                                                           Face Amount:  $250,000
                                                                                                                Adjustable Option
                       BASED ON CURRENT MONTHLY INSURANCE
     PROTECTION CHARGES (WITHOUT RIDERS), MORTALITY AND EXPENSE RISK CHARGE,
                  ADMINISTRATION CHARGE AND PORTFOLIO EXPENSES
--------------------------------------------------------------------------------------------------------------------------------
          Payments            Hypothetical 0%                    Hypothetical 6%                    Hypothetical 12%
          Made Plus       Gross Investment Return            Gross Investment Return             Gross Investment Return
          Interest
 Policy   At 5% Per  Surrender    Policy      Death     Surrender    Policy      Death     Surrender     Policy        Death
  Year      Year       Value      Value      Benefit      Value      Value      Benefit      Value        Value       Benefit
  ----      ----       -----      -----      -------      -----      -----      -------      -----        -----       -------
   1       $15,540     $8,341    $13,171     $263,171     $9,167    $13,997    $263,997     $9,994       $14,824     $264,824
   2       $31,857    $21,720    $26,065     $276,065    $24,197    $28,542    $278,542     $26,774      $31,119     $281,119
   3       $48,990    $34,803    $38,665     $288,665    $39,773    $43,635    $293,635     $45,151      $49,014     $299,014
   4       $66,979    $47,610    $50,990     $300,990    $55,936    $59,316    $309,316     $65,309      $68,689     $318,689
   5       $85,868    $60,125    $63,022     $313,022    $72,689    $75,586    $325,586     $87,408      $90,305     $340,305
   6      $105,702    $72,347    $74,762     $324,762    $90,052    $92,467    $342,467    $111,644     $114,059     $364,059
   7      $126,527    $84,271    $86,201     $336,201    $108,042   $109,972   $359,972    $138,228     $140,158     $390,158
   8      $148,393    $95,879    $97,327     $347,327    $126,662   $128,110   $378,110    $167,377     $168,825     $418,825
   9      $171,353    $107,165   $108,130    $358,130    $145,928   $146,893   $396,893    $199,346     $200,311     $450,311
   10     $195,460    $118,111   $118,593    $368,593    $165,844   $166,326   $416,326    $234,401     $234,884     $484,884
   11     $220,773    $129,376   $129,376    $379,376    $187,179   $187,179   $437,179    $273,721     $273,721     $523,721
   12     $247,352    $139,894   $139,894    $389,894    $208,862   $208,862   $458,862    $316,525     $316,525     $566,525
   13     $275,260    $150,150   $150,150    $400,150    $231,415   $231,415   $481,415    $363,714     $363,714     $613,714
   14     $304,563    $160,146   $160,146    $410,146    $254,872   $254,872   $504,872    $415,743     $415,743     $665,743
   15     $335,331    $169,875   $169,875    $419,875    $279,264   $279,264   $529,264    $473,112     $473,112     $723,112
   16     $367,637    $179,334   $179,334    $429,334    $304,626   $304,626   $554,626    $536,373     $536,373     $786,373
   17     $401,559    $188,519   $188,519    $438,519    $330,993   $330,993   $580,993    $606,135     $606,135     $856,135
   18     $437,177    $197,422   $197,422    $447,422    $358,396   $358,396   $608,396    $683,068     $683,068     $933,068
   19     $474,576    $206,032   $206,032    $456,032    $386,869   $386,869   $636,869    $767,909     $767,909    $1,017,909
   20     $513,845    $214,341   $214,341    $464,341    $416,445   $416,445   $666,445    $861,476     $861,476    $1,111,476
 Age 60   $335,331    $169,875   $169,875    $419,875    $279,264   $279,264   $529,264    $473,112     $473,112     $723,112
 Age 65   $513,845    $214,341   $214,341    $464,341    $416,445   $416,445   $666,445    $861,476     $861,476    $1,111,476
 Age 70   $741,679    $251,474   $251,474    $501,474    $582,642   $582,642   $832,642   $1,495,776   $1,495,776   $1,745,776
 Age 75  $1,032,460   $278,862   $278,862    $528,862    $781,760   $781,760  $1,031,760  $2,531,682   $2,531,682   $2,781,682
--------------------------------------------------------------------------------------------------------------------------------

 (1) Assumes a payment of $14,800 (approximately 90% of the guideline level premium) is made at the beginning of each Policy Year. Values will be different if payments are made with a different frequency or in different amounts.

     (2) Assumes that no Policy loan has been made. Excessive loans or partial withdrawals may cause this Policy to lapse because of insufficient Policy Value.

     THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY. THEY ARE NOT REPRESENTATIVE OF PAST OR FUTURE INVESTMENT RATES OF RETURN. INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THESE HYPOTHETICAL INVESTMENT RATES OF RETURN MAY NOT BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD.

                          TRANSAMERICA OCCIDENTAL LIFE
                             SEPARATE ACCOUNT VUL-1
                 FLEXIBLE PAYMENT VARIABLE LIFE INSURANCE POLICY

                                                                                                           Male Non-Smoker Age 45
                                                                                                           Face Amount:  $250,000
                                                                                                                Adjustable Option
                      BASED ON GUARANTEED MONTHLY INSURANCE
     PROTECTION CHARGES (WITHOUT RIDERS), MORTALITY AND EXPENSE RISK CHARGE,
                  ADMINISTRATION CHARGE AND PORTFOLIO EXPENSES
--------------------------------------------------------------------------------------------------------------------------------
           Payments            Hypothetical 0%                   Hypothetical 6%                     Hypothetical 12%
          Made Plus        Gross Investment Return           Gross Investment Return             Gross Investment Return
           Interest
 Policy   At 5% Per   Surrender   Policy      Death      Surrender    Policy      Death     Surrender     Policy       Death
  Year       Year       Value     Value      Benefit       Value      Value      Benefit      Value        Value      Benefit
  ----       ----       -----     -----      -------       -----      -----      -------      -----        -----      -------
   1       $15,540     $8,320    $13,150     $263,150     $9,146     $13,976    $263,976      $9,973      $14,803    $264,803
   2       $31,857     $21,659   $26,004     $276,004     $24,134    $28,479    $278,479     $26,708      $31,053    $281,053
   3       $48,990     $34,675   $38,538     $288,538     $39,635    $43,498    $293,498     $45,003      $48,865    $298,865
   4       $66,979     $47,406   $50,786     $300,786     $55,706    $59,086    $309,086     $65,051      $68,431    $318,431
   5       $85,868     $59,828   $62,725     $312,725     $72,340    $75,237    $325,237     $87,001      $89,898    $339,898
   6       $105,702    $71,915   $74,330     $324,330     $89,529    $91,944    $341,944     $111,013    $113,428    $363,428
   7       $126,527    $83,708   $85,638     $335,638    $107,331    $109,261   $359,261     $137,333    $139,263    $389,263
   8       $148,393    $95,175   $96,623     $346,623    $125,735    $127,182   $377,182     $166,159    $167,607    $417,607
   9       $171,353   $106,296   $107,261    $357,261    $144,738    $145,703   $395,703     $197,718    $198,683    $448,683
   10      $195,460   $117,048   $117,530    $367,530    $164,334    $164,817   $414,817     $232,257    $232,740    $482,740
   11      $220,773   $127,436   $127,436    $377,436    $184,550    $184,550   $434,550     $270,080    $270,080    $520,080
   12      $247,352   $136,955   $136,955    $386,955    $204,897    $204,897   $454,897     $311,008    $311,008    $561,008
   13      $275,260   $146,096   $146,096    $396,096    $225,883    $225,883   $475,883     $355,889    $355,889    $605,889
   14      $304,563   $154,834   $154,834    $404,834    $247,506    $247,506   $497,506     $405,095    $405,095    $655,095
   15      $335,331   $163,147   $163,147    $413,147    $269,761    $269,761   $519,761     $459,035    $459,035    $709,035
   16      $367,637   $171,014   $171,014    $421,014    $292,644    $292,644   $542,644     $518,161    $518,161    $768,161
   17      $401,559   $178,412   $178,412    $428,412    $316,150    $316,150   $566,150     $582,969    $582,969    $832,969
   18      $437,177   $185,321   $185,321    $435,321    $340,276    $340,276   $590,276     $654,009    $654,009    $904,009
   19      $474,576   $191,689   $191,689    $441,689    $364,985    $364,985   $614,985     $731,851    $731,851    $981,851
   20      $513,845   $197,438   $197,438    $447,438    $390,211    $390,211   $640,211     $817,096    $817,096   $1,067,096
 Age 60    $335,331   $163,147   $163,147    $413,147    $269,761    $269,761   $519,761     $459,035    $459,035    $709,035
 Age 65    $513,845   $197,438   $197,438    $447,438    $390,211    $390,211   $640,211     $817,096    $817,096   $1,067,096
 Age 70    $741,679   $217,530   $217,530    $467,530    $527,132    $527,132   $777,132    $1,391,420  $1,391,420  $1,641,420
 Age 75   $1,032,460  $214,446   $214,446    $464,446    $671,768    $671,768   $921,768    $2,302,768  $2,302,768  $2,552,768
--------------------------------------------------------------------------------------------------------------------------------

(1) Assumes a payment of $14,800 (approximately 90% of the guideline level premium) is made at the beginning of each Policy Year. Values will be different if payments are made with a different frequency or in different amounts.

     (2) Assumes that no Policy loan has been made. Excessive loans or partial withdrawals may cause this Policy to lapse because of insufficient Policy Value.

     THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY. THEY ARE NOT REPRESENTATIVE OF PAST OR FUTURE INVESTMENT RATES OF RETURN. INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THESE HYPOTHETICAL INVESTMENT RATES OF RETURN MAY NOT BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD.

                     APPENDIX E - MAXIMUM SURRENDER CHARGES


We compute surrender charges on the Policy by using a rate per $1,000 of face amount of insurance. The rate which applies to a Policy is based on whether the insured is male or female (male rates are used if the Policy is issued using unisex rates); the insured's age at the start of the surrender charge period (date of issue for the initial face amount or effective date of increase for an increase in face amount); and the number of years during which the surrender charges have been effective.

The surrender charges are computed on the date of issue for the initial face amount and apply for ten years from the date of issue. New surrender charges are computed for any increase in face amount. The surrender charges for a face increase amount apply for ten years from the date the increase is effective and apply only to the face increase amount.

During the period that surrender charges apply, the rate decreases each Policy year on the Policy anniversary for the initial face amount and on each twelve month anniversary of the effective date of the face increase amount. The rate established on the Policy anniversary or twelve month anniversary for a face increase amount applies during that year.

The maximum surrender charge rate is the rate in the first year of the surrender charge period. These rates are listed on the next page. Male rates are used if unisex rates apply on the Policy.

The maximum amount of the surrender charges is calculated by multiplying the appropriate rate from the table by the face amount of insurance divided by $1,000. For example, if the Insured is a male, age 45 at issue, and the initial face amount of the Policy is $200,000, the maximum surrender charges amount is determined as follows:

         1. Find 45 under the column Insured's Age.
         2. Find the rate per $1,000 for age 45 under the column Male Rates ($) -- $19.32. 3. Divide the face amount by $1,000 -- $200,000 divided by $1,000 equals 200. 4. Multiply the rate in item 2 by the result in number 3 -- $19.32 times 200 equals $3,864.

The amount of the surrender charges decreases each year on the Policy anniversary (or twelve month anniversary for a face increase amount) as long as the face amount of insurance does not change. For the example shown above, for instance, the surrender charges rate in the fifth Policy year is $11.59. The surrender charges amount in the fifth year on a $200,000 face amount is $2,318. The surrender charges rate in the tenth Policy year is $1.93. The surrender charges amount in the tenth year on a $200,000 face amount is $386.

                         Maximum Surrender Charge Rates

Insured's Age  Male Rates ($Female Rates (Insured's Age Male Rates $Female Rates

    0             6.65          6.44          35           12.76        12.12
    1             6.72          6.49          36           13.23        12.55
    2             6.79          6.57          37           13.73        13.02
    3             6.89          6.65          38           14.28        13.53
    4             6.95          6.72          39           14.90        14.11
    5             7.03          6.79          40           15.51        14.67
    6             7.12          6.87          41           16.30        15.41
    7             7.19          6.94          42           16.96        16.02
    8             7.27          7.00          43           17.72        16.73
    9             7.35          7.08          44           18.54        17.49
    10            7.42          7.15          45           19.32        18.21
    11            7.50          7.23          46           20.52        19.34
    12            7.58          7.31          47           21.74        20.47
    13            7.66          7.37          48           22.95        21.58
    14            7.74          7.45          49           24.15        22.71
    15            7.83          7.53          50           25.36        23.84
    16            7.90          7.59          51           27.04        25.40
    17            7.97          7.67          52           28.71        26.96
    18            8.07          7.75          53           30.39        28.51
    19            8.21          7.88          54           32.06        30.07
    20            8.39          8.05          55           33.74        31.63
    21            8.55          8.20          56           35.14        32.94
    22            8.75          8.38          57           36.55        34.25
    23            8.93          8.55          58           37.96        35.56
    24            9.17          8.77          59           39.37        36.87
    25            9.48          9.06          60           40.78        38.18
    26            9.76          9.33          61           42.52        39.79
    27            10.03         9.59          62           44.25        41.41
    28            10.32         9.85          63           45.99        43.02
    29            10.64        10.14          64           47.72        44.64
    30            10.96        10.45          65           49.47        46.26
    31            11.28        10.74          66           53.18        49.71
    32            11.62        11.06          67           54.00        53.16
    33            11.97        11.38          68           54.00        54.00
    34            12.37        11.75         69-80         54.00        54.00


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APPENDIX F- SPECIAL TERMS

     Age: how old the insured is on the birthday closest to the date of issue and, subsequently, the policy anniversary.

     Attained Age: the insured's age as of the insured's birthday closest to the start of the policy year of determination. Attained age is used in the calculation of the guideline minimum sum insured.

     Beneficiary: the person or persons you name to receive the net death benefit when the Insured dies.

     Date of Issue: the date the policy was issued. It is the date used to measure the monthly processing date, policy months, policy years and policy anniversaries.

Death Benefit: the amount payable when the Insured dies before the maturity date, before deductions for any outstanding loan and due and unpaid partial withdrawals, partial withdrawal charges, and monthly insurance protection charges.

Evidence of Insurability: information, including medical information, that we use to decide whether to issue the requested coverage, to determine the underwriting class for the person insured, or to determine whether the policy may be reinstated.

     Face Amount: the amount of insurance coverage issued. The initial face amount is shown in your policy.

Final Payment Date: the policy anniversary nearest the insured's 100th birthday. No payments may be made by you after this date. No monthly insurance protection charges will be deducted from the policy value after this date. Generally, the net death benefit after this date will equal 101% of the policy value minus any outstanding loan, except as otherwise provided under the guaranteed death benefit rider.

     Fixed Account: an account that is a part of the general account and that guarantees a fixed interest rate.

     General Account: all our assets other than those held in the separate account and other separate accounts we establish.

     Guideline Minimum Sum Insured: the minimum death benefit required to qualify the policy as a life insurance contract under federal tax laws. The guideline minimum sum insured is the product of:

      The policy value times

      A percentage based on the insured's attained age.

     Insured: the person insured under the policy. If the Insured dies while the policy is in force and before the maturity date the net death benefit will be paid to the beneficiary.

Insurance Protection Amount:  the death benefit less the policy value.

     Internal Revenue Code or Code: the Internal Revenue Code of 1986, as amended, and its rules and regulations.

     Issuance: the date we mail the policy for delivery to you if the application is approved.

Loan Value:  the maximum amount you may borrow under the policy.

Maturity Date: the policy anniversary nearest the insured's age 115.

Minimum Monthly Payment: a monthly amount shown in your policy. If you pay this amount, less partial withdrawals, partial withdrawal charges and any outstanding loans, we guarantee that your policy will not lapse before the 49th monthly processing date from the date of issue or increase in face amount, within limits.

     Monthly Insurance Protection Charge: the amount of money we deduct from policy value each month to pay for the insurance protection amount and any riders.

     Monthly Processing Date: the date, shown in your policy, on which monthly insurance protection charges are deducted.

     Net Death Benefit: on or before the final payment date, and before the paid-up insurance option is exercised, the net death benefit is:

      The death benefit under the elected death benefit option, either the level option or adjustable option, minus

      Any outstanding loan, monthly insurance protection charges due and unpaid through the policy month in which the insured dies, as well as any due and unpaid partial withdrawals and partial withdrawal charges.

After the final payment date, and except as otherwise provided under the guaranteed death benefit rider, the net death benefit is:

      101% of the policy value minus

      Any outstanding loan and any due and unpaid partial withdrawals and partial withdrawal charges.

If the paid-up insurance option is exercised, the net death benefit is the paid-up insurance amount minus any outstanding loan.

Net Payment:  your payment less a payment expense charge.

Outstanding Loan:  all unpaid policy loans plus loan interest due or accrued.

     Paid-Up Insurance: life insurance coverage for the life of the insured, with no further premiums due.

Policy Anniversary:  annual anniversary of the date of issue.

     Policy Change: any change in the face amount, the addition or deletion of a rider, or a change in death benefit option, either the level option or adjustable option.

     Policy Owner: the person who may exercise all rights under the policy, with the consent of any irrevocable beneficiary. You and your refer to the policy owner in this prospectus.

Policy Value:  the total value of your policy.  It is the sum of the:

      Value of the units of the sub-accounts credited to your policy, plus

      Accumulation in the fixed account credited to your policy.

     Portfolio: a mutual fund investment portfolio in which a corresponding sub-account invests.

Premium:  a payment you must make to us to keep the policy in force.

Pro rata Allocation: an allocation among the fixed account and the sub-accounts in the same proportion that, on the date of allocation, the portion of the policy value in the fixed account and the portion of the policy value in each sub-account bear to the total policy value net of any outstanding loans.

     Separate Account: Transamerica Occidental Life Separate Account VUL-1 of Transamerica Occidental Life Insurance Company, one of our separate investment accounts.

     Sub-Account: a subdivision of the separate account investing exclusively in the shares of a portfolio.

     Surrender Value: the policy value less any outstanding loan and surrender charges. The surrender value is the amount payable on a full surrender.

     Transamerica: Transamerica Occidental Life Insurance Company. We, our, and us refer to Transamerica in this prospectus.

Underwriting Class: the insurance risk classification that we assign the insured based on the information in the application and other evidence of insurability we consider. The insured's underwriting class will affect the monthly insurance protection charge and the payment required to keep the policy in force.

Unit:  a measure of your interest in a sub-account.

     Valuation Date: any day on which the net asset value of the shares of any portfolio and unit values of any sub-accounts are computed. Valuation dates currently occur on:

      Each day the New York Stock Exchange is open for trading

      Other days, such as those other than a day during which no payment, partial withdrawal or surrender of a policy was received, when there is a sufficient degree of trading in a portfolio's securities so that the current net asset value of the sub-account may be materially affected.

Valuation Period:  the interval between two consecutive valuation dates.

     Variable Life Service Center: our office at 440 Lincoln Street, Worcester, Massachusetts 01653.

Our mailing address for all written requests and other correspondence is:

     Transamerica Occidental Life Insurance Company, Variable Life Service Center, P.O. Box 8990, Boston, Massachusetts 02266-8990.

      Our address for express mail packages is: Transamerica Occidental Life Insurance Company, Variable Life Service Center, 2 Heritage Drive, Quincy, Massachusetts 02171.

      Our customer service telephone number is (800) 782-8315.



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